UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1: Report to Shareholders

Parnassus Funds Semiannual Report

June 30, 2023

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Growth Equity FundSM

Investor Shares: PFGEX | Institutional Shares: PFPGX

Parnassus Value Equity FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Semiannual Report • 2023

August 4, 2023

Dear Shareholder,

The first half of the year saw stocks surge, with growth-oriented companies leading the charge. This was a major reversal from last year, when value stocks outpaced the broader stock market. Our newest offering, the Parnassus Growth Equity Fund – Investor Shares, had a tremendous start to the year with a massive gain of 28.65% for the first half. The Fund benefited from fortuitous timing, as we launched just as growth stocks returned to favor after a challenging 2022. The early success is also attributable to our hardworking investment team, especially portfolio managers Andrew Choi and Shivani Vohra.

Our other growth-oriented fund, the Parnassus Mid Cap Growth Fund – Investor Shares, had a strong first half of the year, with a return of 18.66%. Our flagship offering, the Parnassus Core Equity Fund – Investor Shares, also turned in compelling performance, with a return of 15.58%. Our other three Funds finished the first half in positive territory, but with more modest gains measured in the single digits.

Please read on for our portfolio managers’ detailed reports. You’ll find commentary on recent performance and outlooks for the remainder of 2023.

New Team Members

We welcomed four employees to Parnassus in the second quarter. Taylor Le joined us as a Sales and Marketing Coordinator. She attended San Francisco State University and received her bachelor’s degree in business with a concentration in Marketing. Prior to joining us, Taylor worked at First Republic on the Advisor Onboarding Team. Taylor’s hobbies include attending concerts and music festivals, traveling and grabbing boba tea or coffee with friends.

Olivia Barbee joined us as Senior Product Marketing Manager. Olivia began her marketing career in 2008, when she joined Wells Fargo Bank as a content marketer. During her 13-year tenure with the bank, she worked in various capacities to create thought leadership marketing content. Olivia earned her bachelor’s degree from Stanford University. In her free time, Olivia enjoys reading, watching ballet and listening to podcasts.

Pai-Szu Chan also joined the firm as Senior Product Marketing Manager. Prior to joining Parnassus, Pai-Szu held various investment marketing and communications roles at Artisan Partners, Franklin Templeton and BNY Mellon. She received a bachelor’s degree in English from Fu Jen University in Taiwan and a master’s degree in Humanities from the University of Chicago. In her spare time, Pai-Szu enjoys yoga, nature walks and playing piano.

Alex Zhang joined the team as Staff Accountant. Prior to joining Parnassus, Alex was with Tigergraph, where he worked as an Accounts Receivable and Billing Specialist. Previously, he held similar roles at ExamSoft Worldwide and MacPherson’s. Alex received his bachelor’s degree from California State University, Sacramento. In his spare time, Alex enjoys spending time with friends and working out, and considers himself to be a retired foodie.

Semiannual Report • 2023

Interns

We are pleased to have four interns join us this summer. Emily Cheng is a Software Engineer intern and is currently a student at the University of California at Davis, where she studies statistics with a minor in computer science and managerial economics. In her spare time, Emily enjoys arts and crafts, exploring coffee shops and spending time with friends and family.

Jennifer Cuahutencos is an environmental, social and governance (ESG) Integration Analyst intern and is currently pursuing her bachelor’s degree at Claremont McKenna College. She is majoring in Environment, Economics and Politics, and is involved in nonprofit consulting at school. In her spare time, Jennifer enjoys running, reading, painting and crocheting.

Shane Kim joins us as a Research Analyst intern and is currently an MBA Candidate at the Tuck School of Business at Dartmouth. Prior to Tuck, Shane was a Manager at Altman Solon-a boutique strategy consulting firm focused on the technology, media and telecommunications sectors. He graduated from Yale in 2017 with a degree in Economics and a certificate in Education Studies. Shane is a former collegiate rugby player with experience playing internationally in both Argentina and Chile, and currently plays squash and hockey at Tuck.

Baoer Li joins us as a Software Engineer Intern. Baoer is pursuing his bachelor’s degree at the University of California, Berkeley. He is active within his school community doing research in the Berkeley Operations and Behavioral Analytics Lab. He also works as a computer science mentor for the Department of Electrical Engineering and Computer Sciences. In his spare time, Baoer enjoys playing tennis, Texas Hold’em poker and hockey.

Thank you for investing with the Parnassus Funds.

Sincerely,

Benjamin E. Allen

Chief Executive Officer

Semiannual Report • 2023

Parnassus Core Equity Fund

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of June 30, 2023, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares (“the Fund”) was $54.09. After taking dividends into account, the total return for the second quarter was a gain of 7.47%. This compares to a gain of 8.74% for the S&P 500 Index (“S&P 500”). Year to date, the Fund posted a gain of 15.58%. This compares to a gain of 16.89% for the S&P 500.

Below is a table that summarizes the performance of the Parnassus Core Equity Fund and the S&P 500. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund – Investor Shares	17.88	14.08	13.13	12.54	0.85	0.82

Parnassus Core Equity Fund – Institutional Shares	18.12	14.32	13.37	12.77	0.62	0.61

S&P 500 Index	19.59	14.60	12.31	12.86	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.82% of net assets for the Parnassus Core Equity Fund – Investor Shares and to 0.61% of net assets for the Parnassus Core Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024 and may be continued indefinitely by the investment adviser on a year-to-year basis.

Second Quarter Review

This time last year, the S&P 500 was off to its worst start in more than five decades. In 2023, the market finds itself in a very different place, with the S&P 500 rising nearly 16.89% in the first half of the year and nearly 8.74% in the second quarter alone. The rally was driven by the Information Technology sector, which accounted for more than half of the market’s return. Notably, this return was concentrated in the largest market constituents, with the top five and ten companies accounting for 55% and 75%, respectively, of the S&P 500’s return.

In the second quarter, the Parnassus Core Equity Fund – Investor Shares returned 7.47%, slightly less than the S&P 500’s 8.74%. Sector allocation and stock selection presented headwinds. Within sector allocation, our underweight in Consumer Discretionary and overweight in Consumer Staples were the biggest detractors. Our overweight in the Materials sector was also a notable detractor. Within stock selection, our most notable detractor was Health Care.

The Fund’s best relative performer in the quarter was Oracle, the dominant provider of relational-database software, which returned 28.7%, contributing 1.0%* to the Fund’s return. Oracle reported strong financial results and guidance for the year. The company’s cloud business is growing exceptionally well and is proving to be a durable growth driver. Investors are starting to appreciate Oracle’s strong position in the cloud infrastructure market, which is reflected in the stock price’s recent appreciation.

The next-best performer was design-software company Adobe. Adobe’s stock returned 26.9% and added 0.7% to the Fund’s return during the quarter. Adobe reported better-than-expected earnings and

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Semiannual Report • 2023

raised its guidance for net-new recurring revenue for the full fiscal year. Investor sentiment improved further after the company released new information about its generative artificial intelligence product, Firefly. In light of Adobe’s scale and distribution advantages, we believe the company is well positioned to capitalize on artificial intelligence opportunities within digital creation and create meaningful value for shareholders.

Insurance data provider Verisk Analytics was also a top contributor. The company’s stock returned 18.0% and contributed 0.4% to the Fund’s return in the quarter. Verisk reported strong earnings and provided guidance that exceeded investor expectations. The company’s organic growth rate accelerated beyond its long-term growth target, fueling positive investor sentiment.

The three largest relative detractors in the quarter were Target, Gilead and John Deere. Target’s stock returned negative 19.8% in the quarter, detracting 0.5% from the Fund’s return. Despite reporting modestly better-than-expected first-quarter results, Target encountered challenges in the second quarter, encountering a backlash over some of its Pride Month merchandise. This ultimately affected foot traffic in the short term, which weighed on investors. Despite this setback, we believe that the stock is trading at an attractive valuation relative to the recovery potential in sales and profit margin.

Gilead’s stock returned negative 6.2% in the quarter, detracting 0.2% from the Fund’s return. Gilead reported higher than expected costs driven by increased investments in its late-stage clinical programs as well as its commercial infrastructure. We believe Gilead’s HIV business remains well-positioned and will see accelerating growth as Biktarvy continues take share and their longer lasting lenacapavir drug launches in the prophylaxis market. In the meantime, Gilead continues to not get the full credit for their best-in-class cell therapy franchise that continues to gain scale. The next largest detractor was agriculture-equipment provider John Deere. The company’s stock returned a negative 1.6%, detracting 0.1% from the Fund’s return. Although the company reported strong earnings results, investor sentiment was weighed down by growing channel inventories, weaker pricing and concerns around the equipment cycle turning negative. This was partially offset by drought concerns, which boosted crop prices exiting the quarter. We expect the company to manage through the cycle well.

Parnassus Core Equity Fund

As of June 30, 2023

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2023

Top 10 Equity Holdings
(percentage of net assets)

Microsoft Corp.	6.7%

Apple Inc.	4.9%

Alphabet Inc., Class A	4.8%

Oracle Corp.	4.1%

Salesforce Inc.	3.8%

Deere & Co.	3.6%

Mastercard Inc., Class A	3.3%

Linde plc	3.3%

CME Group Inc., Class A	3.0%

Bank of America Corp.	2.9%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

Investors remain concerned about tightening monetary policy and a potential recession. However, we exited the second quarter with CPI1 continuing to moderate, employment remaining robust and economic growth surprising to the upside. On top of this, the emergence of generative artificial intelligence (AI) applications fueled optimism about a potential wave of technological innovation and productivity gains. These factors, in part, contributed to a market rally led by large incumbent technology companies. As of the end of the quarter, the S&P 500 is now up nearly 25% from its most recent October low and nearly 17% year to date, mostly due to increased valuation measures, such as price-to-earnings multiples. Since the end of last year, estimates for this year’s real economic growth, inflation and employment have all moved higher, while the U.S. 10-Year Treasury yield has remained relatively flat. There has been a rise in optimism that we will experience a “soft landing,” in which inflation will continue to fall and the economy will not enter a major recession. This optimism, coupled with the expectation of eventual lower interest rates, has created a constructive environment for stocks.

Over the past few years, investors have likely overestimated the sensitivity of the economy to interest rates and underappreciated the impact of falling personal savings rates. This has led to more durable household spending and better-than-expected growth.

Despite the robust economy, financial markets continue to expect the Federal Reserve to cut interest rates next year. The setup for stocks here is precarious, with continued appreciation likely contingent on financial easing, fiscal stimulus and company earnings, which still need to deliver double-digit growth next year to meet investor expectations.

We entered this year with the view that a soft landing was increasingly probable, and that the market could produce double-digit gains. We’ve already seen that much return just halfway through the year. It’s likely that we pulled forward some returns and that the second half of the year could be more challenging. Last quarter, we believed that it was prudent to exercise incremental caution. We continue to hold that belief. Expectations for financial conditions, growth and corporate earnings are higher, while inflation, monetary policy and recession risks remain. Despite this uncertainty, it’s important to remember that markets are forward looking, and a weaker economy is typically met with fiscal and monetary stimulus. As such, we continue to focus on finding underappreciated long-term, secular winners, staying disciplined on valuation, and focusing on our longer-term investment horizon. Many positive secular trends continue unabated, namely those related to technology adoption and innovation across sectors like software, media, life sciences and agriculture. We are working to ensure that the Fund has exposure across these markets through attractively priced businesses. With this framework in mind, we made some notable changes to existing Fund holdings during the quarter, adding one new stock and selling out of two. Overall, we continued to take advantage of opportunities to upgrade the return profile of the portfolio, while maintaining a modestly defensive position.

Turning to portfolio positioning, our largest overweight is still Financials through high-quality companies like Mastercard, S&P Global and Fiserv. We also own derivative exchanges CME Group and Intercontinental Exchange, both of which should benefit from market and interest-rate volatility. We slightly reduced our overweight position by selling financial brokerage Charles Schwab, which continues to experience headwinds from customer-cash management. Our next largest overweight is Materials, where we own Ball,

1 Consumer Price Index, U.S. Bureau of Labor Statistics.

Semiannual Report • 2023

Linde, Sherwin-Williams and Nutrien. We believe that this collection of high-quality businesses offers a compelling balance of defensive and offensive characteristics. We slightly increased our overweight positioning by adding to Nutrien, where we believe that longer-term opportunity is attractive. We remain overweight Consumer Staples through excellent brands and retailers such as Costco, Procter & Gamble and Target.

Our largest underweight position continues to be Consumer Discretionary, where we prefer more resilient companies like AutoZone to those with more exposure to discretionary spending in areas such as travel and entertainment. We also remain underweight in Energy and, to a lesser extent, Communication Services, where our position became more underweight after we sold wireless carrier T-Mobile. Given the deterioration of its industry structure and fundamentals, we no longer felt the stock was attractively priced. We also continue to be underweight in Health Care, Utilities and Real Estate, as we believe we are finding better opportunities to own rate-sensitive or defensive stocks in Financials and Consumer Staples.

In terms of other notable sector allocation changes, the biggest change was our move to an overweight position in Information Technology. We added to our holdings in Adobe and Apple and initiated a new position in semiconductor company Intel. Despite Intel’s technology and execution challenges, we believe that the stock presents an attractive opportunity. The company is positioned for a cyclical recovery in personal computer and server chips in the coming quarters. Longer term, we anticipate that Intel will likely continue to play a crucial role in deploying computing and AI infrastructure. We sized up Adobe, as we think the company’s ability to create value through AI is underappreciated, and we also increased our exposure to Apple. Finally, we decreased our overweight position in Industrials by trimming Verisk and Canadian Pacific to take advantage of opportunities in Information Technology and Materials.

After a strong start to the year, investor expectations are elevated. This may present challenges as we enter the second half of the year. Regardless of these potential challenges, we believe that the portfolio is positioned well to deliver strong long-term returns in a wide range of market outcomes. As always, we’re honored to have your trust as we continue pursuing Principles and Performance®.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Andrew S. Choi

Portfolio Manager

Semiannual Report • 2023

Parnassus Growth Equity Fund

Ticker: Investor Shares - PFGEX

Ticker: Institutional Shares - PFPGX

As of June 30, 2023, the net asset value (“NAV”) of the Parnassus Growth Equity Fund – Investor Shares (“the Fund”) was $19.22. The Fund’s total return for the second quarter was a gain of 11.36%. This compares to a gain of 12.81% for the Russell 1000 Growth Index (“Russell 1000 Growth”). Year to date, the Parnassus Growth Equity Fund – Investor Shares posted a gain of 28.65%. This compares to a gain of 29.02% for the Russell 1000 Growth.

Below is a table that summarizes the performance of the Parnassus Growth Equity Fund and the Russell 1000 Growth.

Parnassus Growth Equity Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2023

	Since Inception, December 28, 2022	Gross Expense Ratio	Net Expense Ratio

Parnassus Growth Equity Fund – Investor Shares	28.13	2.71	0.84

Parnassus Growth Equity Fund – Institutional Shares	28.27	2.30	0.63

Russell 1000 Growth Index	31.52	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Growth is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to waive 0.10% of its management fee for each class, and to reimburse the Fund for expenses to the extent necessary to limit total annual fund operating expenses to 0.84% of net assets for the Parnassus Growth Equity Fund – Investor Shares and to 0.63% of net assets for the Parnassus Growth Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024 and may be continued indefinitely by the investment adviser on a year-to-year basis.

Second Quarter Review

In the second quarter, the Parnassus Growth Equity Fund – Investor Shares returned 11.36%, slightly less than the Russell 1000 Growth’s 12.81% return. It was a mixed quarter for the Fund, with negative sector allocation and stock selection. Our underweight in Information Technology and overweight in Health Care were the largest detractors in allocation. Within selection, Consumer Discretionary was the largest detractor.

The best relative performer was design-software company Adobe. Adobe’s stock returned 41.5% and added 1.5%* to the Fund’s return during the quarter. Adobe reported better-than-expected earnings and raised its guidance for net-new recurring revenue for the full fiscal year. Investor sentiment improved further after the company released new information about its generative artificial intelligence product, Firefly. In light of Adobe’s scale and distribution advantages, we believe the company is well positioned to capitalize on artificial intelligence opportunities within digital creation and create meaningful value for shareholders.

Eli Lilly, a pharmaceutical company, was the next-best performer, gaining 36.9% and adding 0.9% to the Fund’s return. Eli Lilly had a positive Phase III readout for its Alzheimer’s drug donanemab, which is now expected to launch as part of a new multi-billion therapeutic category by the end of this year or early next year. Eli Lilly continues to have a record-breaking uptake of its diabetes drug Mounjaro, with FDA approval for weight loss expected by the end of this year.

Finally, Applied Materials, a dominant semiconductor capital equipment company, returned 18.0% and added 0.5% to the Fund’s returns. The company reported strong

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Semiannual Report • 2023

financial results and forward guidance. This, coupled with optimism for a rebound in semiconductor demand driven by artificial intelligence, drove the stock’s strong performance in the quarter.

Our biggest relative detractor in this quarter was Thermo Fisher Scientific, a life science tools provider. Thermo Fisher’s stock declined 9.4%, detracting 0.3% from the Fund’s return. This year is a reset for the life science tools companies as their pharmaceutical and biotechnology customers work through stockpiled inventory from the pandemic and rationalized research and development “R&D” spending. We are still confident in the long-term trends supporting increased drug discovery, technology and innovation in the life science sector, which should support Thermo Fisher’s long-term growth.

Planet Fitness, a nationwide gym franchise, returned negative 13.2%, subtracting 0.3% from the Fund’s return. Planet Fitness trailed this quarter after management guided to the bottom of their new store expectations for the year. We underestimated the near-term headwinds around new gym construction due to tighter financing conditions and a worsening HVAC supply chain. We believe Planet Fitness is now attractively priced despite these headwinds, and we believe its growth will continue to be supported by a strong brand awareness, consumer focus on wellness, and favorable demographics and unit expansion.

Finally, NVIDIA, a semiconductor chip manufacturer, gained 52.3% this quarter and added 1.2% to the Fund’s return on an absolute basis. NVIDIA was a relative detractor in this quarter due to our Fund’s underweight position. While we appreciate the company’s dominant competitive position and increasing relevancy, we believe its stock’s valuation reflects significant optimism.

Parnassus Growth Equity Fund

As of June 30, 2023

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2023

Top 10 Equity Holdings
(percentage of net assets)

Microsoft Corp.	10.7%

Apple Inc.	6.9%

Amazon.com Inc.	6.6%

Adobe Inc.	4.6%

Visa Inc.	4.5%

Alphabet Inc., Class A	4.3%

Intuit Inc.	3.2%

NVIDIA Corp.	3.1%

UnitedHealth Group Inc.	2.7%

Eli Lilly & Co.	2.6%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

Investors remain concerned about tightening monetary policy and a potential recession. However, we exited the second quarter with CPI1 continuing to moderate, employment remaining robust and economic growth surprising to the upside. On top of this, the emergence of generative artificial intelligence (AI) applications fueled optimism about a potential wave of technological innovation and productivity gains. These factors, in part, contributed to a market rally led by large incumbent technology companies. As of the end of the quarter, the Russell 1000 Growth is now up nearly 33% from its most recent October low and 29% year to date, mostly due to increased valuation measures, such as price-to-earnings multiples. Since the end of last year, estimates for this year’s real economic growth, inflation and employment have all moved higher, while the U.S. 10-Year Treasury yield has remained relatively flat. There has been a rise in optimism that we will experience a “soft landing,” in which inflation will continue to fall and the economy will not enter a major recession. This optimism, coupled with the expectation of eventual lower interest rates, has created a constructive environment for stocks.

Over the past few years, investors have likely overestimated the sensitivity of the economy to interest rates and underappreciated the impact of falling personal savings rates. This has led to more durable household spending and better-than-expected growth. Despite the robust economy, financial markets continue to expect the Federal Reserve to cut interest rates next year. The setup for stocks here is precarious, with continued appreciation likely contingent on financial easing, fiscal stimulus and company earnings, which still need to deliver double-digit growth next year to meet investor expectations.

We entered this year with the view that a soft landing was increasingly probable, and that the market could produce double-digit gains. We’ve already seen that much return just halfway through the year. It’s likely that we pulled forward some returns and that the second half of the year could be more challenging. Last quarter, we believed that it was prudent to exercise incremental caution. We continue to hold that belief. Expectations for financial conditions, growth and corporate earnings are higher, while inflation, monetary policy and recession risks remain. Despite this uncertainty, it’s important to remember that markets are forward looking, and a weaker economy is typically met with fiscal and monetary stimulus. As such, we continue to focus on finding underappreciated long-term, secular winners, staying disciplined on valuation, and focusing on our longer-term investment horizon. Many positive secular trends continue unabated, namely those related to technology adoption and innovation across sectors like software, media, life sciences and agriculture. We are working to ensure that the Fund has exposure across these markets through attractively priced businesses.

With this framework in mind, we had an active quarter, buying six new stocks while selling six as well. For our six new positions, we took advantage of market volatility to buy high-quality, secular winners at compelling valuations. First, within Information Technology, we initiated three new positions in Intuit, Adobe and Twilio and sold our positions in ServiceNow, ASML and PTC. Intuit is a provider of accounting and tax software. We felt the near-term macroeconomic concerns small- and medium-sized businesses overshadowed the underlying business quality, stickiness of the product and potential for revenue acceleration. Intuit has a wealth of financial data that positions it well for AI adoption. We also initiated positions in Adobe and Twilio. Both companies should be generative AI beneficiaries, as Adobe commercializes generative design software and Twilio benefits from increasing chatbot volumes and features. We sold our positions in ServiceNow, PTC and ASML as we repositioned the Fund to benefit from underappreciated AI beneficiaries. Information Technology continues to be

1 Consumer Price Index, U.S. Bureau of Labor Statistics.

Semiannual Report • 2023

our largest underweight, driven by our underweight in Apple.

Next, we also repositioned within the Consumer Discretionary and Consumer Staples sectors to take advantage of more compelling opportunities. We bought Yum! Brands, owner of Taco Bell, KFC and Pizza Hut brands, and Ulta Beauty, a beauty specialty retailer. We believe both companies have defensive growth characteristics and can benefit from trade down if U.S. consumer spending weakens. To fund these purchases, we sold Nike and Colgate. While we still admire the brand, expectations for Nike were high coming into their fiscal year 2024 with increasing uncertainty around U.S. and Chinese consumer demand, inventory levels and the company’s expanding relationship with wholesale partners. We sold Colgate, because we felt we had more attractive defensive consumer exposure with our collective positions in Yum! Brands, Costco and Hershey Company.

Lastly, we initiated a position in Danaher, a life science tools provider, given the volatility in the subsector. We believe this is a unique opportunity to buy the dominant bioprocessing company at a discount ahead of a wave of biopharma innovation. Within Industrials, we sold Verisk Analytics, a provider of insurance data analytics and services. While the stock has done well year to date and continues to have strong fundamentals, its valuation is approaching a five-year high, and we felt the capital could be better deployed in other high-quality compounders like Danaher. Health Care continues to be our largest sector overweight relative to the Russell 1000 Growth. We continue to believe it’s an attractive sector to find less economically sensitive companies at reasonable valuations.

In addition to Information Technology, our biggest underweights continue to be Communication Services and Industrials. After Health Care, our biggest overweight remains Financials, where we own what we believe to be secularly advantaged, resilient businesses with minimal balance sheet risk.

After a strong start to the year, investor expectations are elevated. This may present challenges as we enter the second half of the year. Regardless of these potential challenges, we believe that the portfolio is positioned well to deliver strong long-term returns in a wide range of market outcomes. As always, we are honored to have your trust as we continue pursuing Principles and Performance®.

Sincerely,

Andrew S. Choi

Lead Portfolio Manager

Shivani R. Vohra

Portfolio Manager

Semiannual Report • 2023

Parnassus Value Equity Fund

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of June 30, 2023, the net asset value (“NAV”) of the Parnassus Value Equity Fund – Investor Shares was $47.38. The Fund’s total return for the second quarter was a gain of 3.18%. This compares to a gain of 4.07% for the Russell 1000 Value Index (“Russell 1000 Value”). We lagged the benchmark by a little less than one percent this quarter, mainly because our defensive positions failed to keep up in a rising market. For the year to date period, the Parnassus Value Equity Fund – Investor Shares posted a gain of 4.66%, compared to the Russell 1000 Value’s gain of 5.12%.

Below is a table that summarizes the performance of the Parnassus Value Equity Fund and the Russell 1000 Value over multiple time periods. The Fund trailed our benchmark over the one-year period but remains substantially ahead over longer time horizons.

Parnassus Value Equity Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Value Equity Fund –Investor Shares	10.02	17.76	11.89	13.59	0.92	0.88

Parnassus Value Equity Fund – Institutional Shares	10.28	18.02	12.14	13.79	0.72	0.65

Russell 1000 Value Index	11.54	14.30	8.11	9.22	NA	NA

The average annual total return for the Parnassus Value Equity Fund – Institutional Shares from commencement (April 30, 2015) was 12.22%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Value Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Value is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to waive 0.10% of its management fee for each class, and to reimburse the Fund for expenses to the extent necessary to limit total annual fund operating expenses to 0.88% of net assets for the Parnassus Vaule Equity Fund – Investor Shares and to 0.65% of net assets for the Parnassus Value Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024 and may be continued indefinitely by the investment adviser on a year-to-year basis.

Second Quarter Review

Three of our stocks each detracted 0.3% or more from the Fund’s total return this period. Two hail from different corners of the Health Care sector, while the third posted losses due to a turbulent retail environment. Each of our top three performers contributed 0.4% or more to the Fund’s total return, with software companies accounting for two of these winners. Overall, while our technology investments boosted returns, these gains were offset by our defensive positioning within Health Care, Consumer Staples and insurance.

Our worst performer this quarter was Target. Its stock dropped 19.8% and clipped 0.5%* from the Fund’s total return due to fears that weakening consumer demand and a highly politicized retail environment will hurt sales. In May, conservative criticism of Target’s Pride-themed merchandise exploded into a backlash that included threats of violence, ransacking of stores and a popular song calling for a boycott. Liberal groups then took issue with management’s decision to pull certain Pride items and to relocate displays to the back of the store to protect the safety and well-being of store employees. Of even more concern, Target called out a $500 million loss from shrink, which involves theft of merchandise perpetrated by organized retail crime groups. Although these problems are scary, we believe the stock reaction is overdone. Long term, the company has continued to gain share based on its inviting store network, multi-category portfolio, top-rated owned-brands and data-driven investments in customer engagement.

Moderna fell 20.9%, cutting 0.5% from the Fund’s total return. While the company released positive first

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Semiannual Report • 2023

quarter financials, negative sentiment continues to grow as the company guided to a COVID-19-delivery low in the second quarter. Uncertainty around Moderna’s COVID-19 revenues, as well as what the company’s expense profile will look like going into next year, has depressed the stock. We believe there are enough potential offsets to the declining COVID-19 business going into 2024, such as future RSV and flu vaccines. Moderna is also showing promising data in other parts of its large pipeline, such as its combination respiratory vaccines, personalized cancer vaccine and other therapeutic protein indications.

Agilent Technologies’ stock dipped 12.8%, reducing the Fund’s return by 0.3%, after management cut its revenue guidance slightly. The company is not alone in seeing a slowdown in pharma spending, driven by a normalization of analytical instrument demand and a constrained biotech funding environment impacting smaller customers. Nonetheless, we believe Agilent remains a quality compounder now trading at an attractive price, as the company continues to gain market share in an industry with very high switching costs. The Agilent story still has several idiosyncratic drivers that could drive upside to earnings expectations, such as PFAS and lithium-ion battery testing, as well as RNAi oligonucleotide manufacturing. We also believe the company continues to have a long runway of consistent margin expansion as it increases the attach rate of high-margin consumables and services within its large installed base of instruments.

The largest contributor to performance this period was enterprise software company Oracle. Oracle appreciated 28.7% in price, adding 0.8% to the Fund’s total return. The market’s narrative around Oracle has shifted from a safe harbor amid weaker enterprise IT spending to a longer-term growth story. The company has successfully begun to reaccelerate top-line growth by transitioning customers from on-premise to cloud-based services. This growth renaissance should prove more durable than the market believes-driven largely by Oracle’s Cloud Infrastructure business that can keep growing rapidly and take share in the global public cloud market.

D.R. Horton’s stock surged 24.9%, adding 0.7% to the Fund’s total return as the second-largest contributor. The largest home builder in the United States delivered better-than-expected earnings, driven by solid demand and strong pricing for new homes. The company saw an encouraging start to the spring selling season and limited home inventory nationwide, benefiting new home sales relative to existing ones. We remain excited about the company’s long-term growth prospects, as it benefits from its significant scale, additional share gains, a strong balance sheet and a long runway to consolidate smaller builders.

Finally, the share price of Microsoft increased 18.4%, boosting the Fund’s return by 0.4%. Positive sentiment around generative AI’s capacity to drive future growth continued to outweigh near-term concerns over decelerating Azure growth. Microsoft remains the dominant global enterprise software platform-providing both an offensive and defensive role for the portfolio. The company’s technological leadership and breadth of its productivity suite enable it to not only win in secular growth areas like cloud, but also benefit from vendor consolidation in this environment of weaker IT spending.

Semiannual Report • 2023

Parnassus Value Equity Fund

As of June 30, 2023

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

Merck & Co., Inc.	3.3%

Oracle Corp.	3.2%

Sysco Corp.	3.1%

Gilead Sciences Inc.	2.9%

Ball Corp.	2.9%

S&P Global Inc.	2.8%

Comcast Corp., Class A	2.8%

Verizon Communications Inc.	2.8%

D.R. Horton Inc.	2.7%

The Progressive Corp.	2.6%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

As measured by the S&P 500, U.S. stocks have fully recovered their losses after the Fed began raising interest rates over a year ago. The much-anticipated recession from higher borrowing costs hasn’t arrived yet. Consumer spending remains resilient as unemployment is at multi-decade lows and wage growth is robust. Advances in generative AI are fueling investor optimism about a new era of worker productivity and corporate opportunity. The current macroeconomic backdrop is in stark contrast to earlier expectations for a severe downturn from potential impacts of higher interest rates, supply chain disruptions and high energy prices. While inflation is gradually moderating and economic growth is indeed slowing, it is far from certain whether the so-called hard-landing or soft-landing scenario is the more likely outcome over the coming months.

This divergence in macroeconomic outcomes from prior expectations is a reminder of two important decisions investors face-timing and time horizon. As stewards of your capital, we remain vigilant about macroeconomic risks, but our fundamental bottom-up driven investment process avoids undue reliance on timing macroeconomic changes. We invest with a long-term time horizon that helps us tide over short-term changes in the economy, and resist waiting for the perfect time to buy and sell stocks, as that is often only obvious in hindsight. We buy stocks when we find bargains and sell when the risk-reward is no longer attractive.

Semiannual Report • 2023

As active managers, we’re focused on assessing whether portfolio companies are prudently planning for a range of economic scenarios, not just a specific one. At the portfolio level, we’ve applied a similar measure of risk management in our positioning. We are overweight select Financials and technology stocks, which should do well if the economy avoids a hard landing, while our overweight positioning in Health Care and telecommunications stocks should hedge capital in the event of a major economic downturn.

In the second quarter, we initiated new positions in Fidelity National Information Services (FIS) and Adobe. FIS is a financial transaction technology provider. The company’s stock took a hit due to concerns about exposure to regional banks and weak performance in its payments processing business. However, the company’s revenue from regional banks is highly recurring and should continue to grow as regional banks invest more in technology to defend market share. FIS is also divesting its payments processing business, which should help strengthen its balance sheet.

Adobe is the world’s largest maker of design software. Concerns about the impact of generative AI on its business provided us the opportunity to buy this quality franchise trading off-price. We believe Adobe should be a leading beneficiary of generative AI adoption due to its strong incumbent position and early investments in AI that should be even more evident in upcoming product releases.

We also reinitiated a position in the semiconductor company Intel. The company slashed its dividend to reduce cash burn as it invests to regain competitiveness, and new management’s turnaround plans are showing early signs of success. Intel should also benefit from a recovery in demand for PC and Server CPUs next year, which slumped coming out of the pandemic.

To fund these purchases, we sold Apple at a substantial gain, and booked profits in Paychex and Accenture. These companies now trade at elevated valuations, which reflect high investor expectations relative to fundamentals.

Finally, our benchmark, the Russell 1000 Value, is reconstituted every year in June. Meta (formerly Facebook), Alphabet, Home Depot and Starbucks are well-known companies that exited the benchmark. Union Pacific, Nike and Estee Lauder are notable new additions. Changes in the benchmark, however, do not affect our time-tested investment process. We look for bargains across the entire universe of investable stocks to generate attractive, long-term, risk-adjusted returns for our shareholders.

Thank you for your investment in the Parnassus Value Equity Fund.

Billy J. Hwan

Lead Portfolio Manager

Krishna S. Chintalapalli

Portfolio Manager

Semiannual Report • 2023

Parnassus Mid Cap Fund

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of June 30, 2023, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $35.40. The Fund’s total return for the quarter was 4.00%. This compares to a return of 4.76% for the Russell Midcap Index (“Russell”). For the first half of 2023, the Parnassus Mid Cap Fund – Investor Shares is up 4.49% compared to a gain of 9.01% for the Russell.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund –Investor Shares	4.20	6.15	5.35	8.48	0.97	0.96

Parnassus Mid Cap Fund –Institutional Shares	4.44	6.37	5.58	8.68	0.76	0.75

Russell Midcap Index	14.92	12.50	8.46	10.32	NA	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 7.29%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large cap companies.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.96% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024 and may be continued indefinitely by the investment adviser on a year-to-year basis.

Second Quarter Review

The risk appetite of investors surged in the second quarter, buoyed by continued economic strength, easing inflation, the Federal Reserve’s decision to pause rate hikes in June and encouraging signs of stabilization in the banking system. The bullish sentiment drove large cap growth equities, the best-performing domestic market segment, to a near 13% quarterly gain for the Russell 1000 Growth. Mid cap stocks generated a healthy albeit lower return of 4.76% for the Russell. For the first half of 2023, the top-performing large cap growth segment gained more than 29.02% for the Russell 1000 Growth, and the Russell returned 9.01%. Any way you slice it, this year’s boost in investor optimism is a welcome change from last year’s market decline, which was triggered by soaring inflation, rising interest rates and recession fears.

The Parnassus Mid Cap Fund – Investor Shares were up 4.00% during the second quarter, capturing 84% of Russell’s 4.76% gain. Year to date, the Parnassus Mid Cap Fund - Investor Shares returned 4.49% compared to the Russell’s 9.01% return. Challenging stock selection in the Financials sector, primarily in the regional banks, accounted for much of the Fund’s underperformance in the year-to-date period. We are disappointed and humbled by the first half shortfall, but remain confident in the portfolio’s ability to perform well over the long term.

From an allocation perspective, the Fund’s large overweight in Industrial stocks relative to the Russell added 60 basis points to the Fund’s total return in the quarter, while its large overweight in Health Care stocks hurt the return by 21 basis points. (One basis point is 1/100th of one percent.) Consistent with our strategy, stock selection was the primary driver of

Semiannual Report • 2023

performance in the past quarter, with good stock picking in the Consumer Discretionary and Materials sectors adding 36 and 30 basis points, respectively, to the Fund’s return. Relatively poor stock picking in the Industrials, Real Estate and Health Care sectors hurt second-quarter performance by 81, 66 and 49 basis points, respectively.

The worst performer this quarter was SBA Communications, which fell 10.9%, detracting 0.4%* from the Fund’s return. The stock dropped after management provided disappointing financial guidance, signaling a slowdown in domestic gross revenue growth for 2023. While leasing of its wireless infrastructure should sustain healthy levels, SBA faces a tough year-over-year comparison due to the early 5G deployment activity that bolstered sales in 2022. Additionally, higher interest rates and anticipated churn from Sprint and international customers present medium-term headwinds. Despite these challenges and considering the stock’s multi-year low valuation, we remain optimistic about SBA’s potential.

Agilent Technologies, a leading life sciences tools and technology provider, dropped 12.8%, reducing the Fund’s return by 0.4%, after management reduced its fiscal 2023 revenue outlook. The company faces weaker-than-expected demand for its analytical instruments, driven by a slowdown in spending among its pharmaceutical customers and a constrained funding environment affecting smaller customers. Despite the recent weakness, we believe Agilent is poised to benefit from additional market share gains, the adoption of its testing products for PFAS and lithium-ion batteries and additional margin expansion through its cost control initiatives.

Nutrien, one of the world’s largest producers of fertilizers, dropped 19.3% in the quarter, reducing the Fund’s total return by 0.3%. The company reported weak first-quarter earnings and issued a disappointing outlook for the remainder of the year. Potash prices continued to fall during the quarter, as supply from Russia and Belarus recovered and as a major potash contract with China was settled at lower price than expected. Sluggish global demand has also been a drag, as farmers deplete existing inventories and cut back on fertilizer applications to manage costs. We are holding on to the shares, as global crop fundamentals remain robust and the bad news is largely discounted into the stock.

Shifting to our winners, Sherwin-Williams, the largest architectural paint provider in the United States, was the largest contributor to the Fund’s return, rising 18.4% and adding 0.5% to the Fund’s total return.

The company’s earnings exceeded expectations, benefiting from moderating raw material costs and improving demand, particularly from professional customers. Sherwin is poised to benefit from investments in its supply chain, new stores, workforce and digital initiatives, which should support enhanced gross-margin and operating efficiency.

Verisk, a leading data and analytics provider for the insurance industry, rose by 18.0%, adding 0.5% to the Fund’s total return. The company surpassed growth expectations this quarter, driven by broad-based demand across its core underwriting, property estimating anti-fraud analytics and extreme event modeling solutions. With a renewed focus on its wide-moat insurance business following recent divestitures, we anticipate continued robust growth. However, we trimmed our position in response to the stock’s elevated valuation.

D.R. Horton, the largest home builder in the United States, climbed 24.9%, adding 0.5% to the Fund’s total return. The company delivered earnings that exceeded consensus expectations, driven by solid demand and favorable pricing for new homes in a supply constrained market. We trimmed our position after the recent outperformance but are holding on to a core position. Horton is positioned to benefit from its significant scale, market share gains, deflating input costs, strong balance sheet and opportunities to consolidate smaller builders.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Semiannual Report • 2023

Parnassus Mid Cap Fund

As of June 30, 2023

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

Hologic Inc.	5.3%

Sysco Corp.	4.2%

Republic Services Inc.	3.6%

Otis Worldwide Corp.	3.5%

C.H. Robinson Worldwide Inc.	3.2%

The Sherwin-Williams Co.	3.2%

Cboe Global Markets Inc.	3.2%

Ball Corp.	3.2%

Avantor Inc.	3.1%

SBA Communications Corp., Class A	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The market has come a long way since the significant declines of 2022, although the Russell remains about 13% below its November 2021 peak. Investor focus has shifted to sustained economic growth, labor market strength, investments in artificial intelligence, “controlled inflation” and the resolution of the debt ceiling and banking sector crises. However, inflation and the direction of interest rates continue to be key areas of investor debate.

Considering the potential impact of higher interest rates on consumer spending and corporate earnings growth, we are cautious about a possible economic downturn and prioritize resilient businesses with a favorable risk-to-reward profile. Moreover, historically low borrowing rates enjoyed by Americans during the past two decades are unlikely to be sustained and real rates may settle slightly higher. This could put a damper on the extreme valuations witnessed in certain sectors, particularly within Information Technology, over the past decade. While growth stocks have performed well this year regardless of valuation, our strategy emphasizes growth supported by reasonable valuations and quality attributes such as strong moats, relevancy and effective management. We also find some market-leading, low-PE cyclical issues attractive due to recent valuation contractions and muted expectations.

Mid cap stocks are now trading at their most appealing valuation relative to the S&P 500 in more than 20 years. They are also trading at close to the average forward earnings multiple of the past 20 years. This

Semiannual Report • 2023

environment favors active management, and we are optimistic about the prospects of our 40-stock portfolio’s focus on owning quality businesses at attractive prices.

During the second quarter, we bought five new stocks and exited three positions. In the consumer sector, we initiated a position in Hilton, a leading hotel and resort owner with a loyalty base of 158 million members. Hilton is poised to gain share as it expands into new markets, capitalizes on customer loyalty and launches new lifestyle brands including Spark and Home2. We also purchased shares in Ross Stores, the second-largest off-price retailer in the United States, which we believe will benefit from a favorable buying environment and increased consumer focus on its bargain-priced apparel and home products. With a pristine balance sheet, a long runway of store-count expansion and an attractive value proposition, we believe Ross is positioned to deliver solid earnings in the coming years.

Conversely, we exited Burlington Stores, the third-largest off-price retailer, due to concerns about its high valuation compared to its peers and elevated debt leverage. We also sold apparel company VF Corporation, due to concerns about its slow turnaround progress and elevated debt leverage, which could constrain its ability to invest behind its brands.

Within the Materials sector, we initiated a position in Nutrien, a Canadian-based company and one of the world’s largest providers of crop inputs. Despite recent pressure from weak commodity pricing, Nutrien is well positioned to benefit from the next upcycle, with significant earnings leverage and spare capacity to meet long-term, growing market demand.

In the Industrials sector, we added credit agency TransUnion and transportation service provider Old Dominion Freight Line. TransUnion’s valuation is close to historical lows due to a gloomy lending outlook and concerns about recent, large acquisitions. We believe these concerns will be short lived and present an idiosyncratic opportunity given the valuation. As stable, wide-moat businesses, credit bureaus have demonstrated resilience throughout economic cycles, and we have confidence management will succeed with maximizing the recent purchases of Neustar and Argus.

Old Dominion Freight Line stands out among Industrials with one of the highest returns on invested capital. This is attributed to its exceptional trucking network, cost-management initiatives and competitive position as the second-largest less-than-truckload player in the U.S. The company has consistently invested in expanding its network capacity over the past decade, leading to superior network services and market share gains.

We exited our position in Western Digital Corp., a provider of memory and NAND storage technology, due to our concerns about softening demand, bloated inventories and high debt leverage.

As a reflection of our bottom-up research process, the Fund remains overweight in Industrials, Health Care and Information Technology, as we expect most of our positions in these sectors to do well regardless of the economic environment. The portfolio is underweight relative to the Russell in Financials, Real Estate, Communications Services and Utilities, where we perceive these sectors to have higher potential for significant pitfalls. Our strategy focuses on owning a concentrated collection of high-quality businesses with increasing relevancy, competitive advantages, disciplined management, strong ESG practices, solid balance sheets and favorable upside-downside potential. We are optimistic that our portfolio construction will mitigate potential downturns and deliver solid returns relative to the benchmark over the long term.

Thank you for your trust and investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Semiannual Report • 2023

Parnassus Mid Cap Growth Fund

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of June 30, 2023, the net asset value (“NAV”) of the Parnassus Mid Cap Growth Fund – Investor Shares was $50.17, resulting in a gain of 4.35% for the second quarter. This compares to a gain of 6.23% for the Russell Midcap Growth Index (“Russell Midcap Growth”). For the first half of 2023, the Parnassus Mid Cap Growth Fund – Investor Shares posted a gain of 18.66%, compared to a gain of 15.94% for the Russell Midcap Growth.

Below is a table that summarizes the performance of the Parnassus Mid Cap Growth Fund and the Russell Midcap Growth. The returns are for the one-, three-, five- and ten-year periods ended June 30, 2023.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Growth Fund – Investor Shares	19.80	3.17	5.91	8.89	0.80	0.80

Parnassus Mid Cap Growth Fund – Institutional Shares	19.93	3.30	6.05	9.01	0.70	0.68

Russell Midcap Growth Index	23.13	7.63	9.72	11.53	NA	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 6.63%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Mid Cap Growth is an index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.80% of net assets for the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of net assets for the Parnassus Mid Cap Growth Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024 and may be continued indefinitely by the investment adviser on a year-to-year basis.

Second Quarter Review

The market gained 6.23% during the second quarter, as the Russell Midcap Growth added to its first quarter performance. Our Parnassus Mid Cap Growth Fund – Investor Shares gained 4.35% during the second quarter, trailing the index by 188 basis points. (One basis point is 1/100th of one percent.) For the year-to-date (YTD) period, the Fund returned 18.66%, outperforming the benchmark’s 15.94% return by 272 basis points.

During the second quarter, sector allocation had a positive impact on our relative performance. The Energy sector was the benchmark’s worst-performing sector, so our avoidance of the sector as a fossil fuel-free fund added to our relative return. Additionally, the Information Technology sector outperformed the index and we benefitted from our overweight position. Stock selection detracted from our positive sector allocation, as some of the Information Technology companies in our portfolio did not keep up with the sector’s strong performance.

Illumina, the largest provider of gene sequencing instruments and related consumables, subtracted 0.7%* from the Fund’s return as its shares fell 19.4%. The focus during the quarter was on the company’s high-profile proxy fight with Carl Icahn, and the stock dropped when investors learned that only one of Icahn’s three nominees was elected to Illumina’s board. While Illumina’s CEO survived the proxy contest, he resigned later in the quarter and investors worried that the company might need to reduce its annual guidance. We’re holding onto our shares because we believe Illumina will be able to attract a world-class CEO, and that its moat and innovative products will enable the company to remain the leader in the growing sequencing market.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Semiannual Report • 2023

Call center software provider Five9 reduced the Fund’s return by 0.7%, as the stock dropped 28.8% to our average selling price. The stock dropped as investors became concerned that Five9 could be negatively impacted by new artificial intelligence (AI) technology, as Five9 lacks a proprietary AI solution and the number of call center agents could decline over time if AI-enabled chat bots are widely adopted. We were unable to disprove these concerns, so we exited our position.

MercadoLibre, the leading online consumer marketplace and payments platform in Latin America, reduced the Fund’s return by 0.5%, as the stock fell 10.1%. The company reported a strong quarter, beating on both the top and bottom lines. Nevertheless, after a big first-quarter rally that sent the stock up more than 50%, investors digested MercadoLibre’s results and considered whether the company’s share gains and increasing profitability can continue. We believe both can, and we think the company will profitably grow the business for a long time.

CoStar, a leading operator of online real estate marketplaces and data services, was our Fund’s best performer and added 0.9% to the return, as the stock jumped 29.3%. CoStar’s stock rallied as the company reported accelerating revenue growth and raised its annual earnings guidance. Investors were also excited that traffic to CoStar’s nascent Homes.com platform continues to rise.

The Trade Desk, a leading programmatic advertising platform, boosted the Fund’s return by 0.7%, as the stock rose 26.8% after the company reported quarterly results that were well above investors’ expectations. Later in the quarter, The Trade Desk launched its new platform, Kokai, which features advanced AI to refine ad selection and improve measurement capabilities. We expect Kokai will further entrench The Trade Desk as the advertising platform of the open internet.

KLA Corporation is the leader in process control equipment for semiconductor manufacturing. Its shares contributed 0.5% to the Fund’s return, as the stock returned 21.9%. KLA rallied as investors anticipated that the second quarter will mark the bottom of the business cycle for the semiconductor capital equipment industry, spurred in part by the advent of widespread AI, which is driving demand for the semiconductor chips powering the technology.

Parnassus Mid Cap Growth Fund

As of June 30, 2023

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2023

Top 10 Equity Holdings
(percentage of net assets)

Splunk Inc.	5.3%

Guidewire Software Inc.	4.3%

Fortinet Inc.	3.8%

CoStar Group Inc.	3.6%

Ansys Inc.	3.5%

Workday Inc., Class A	3.5%

Old Dominion Freight Line Inc.	3.4%

Verisk Analytics Inc.	3.3%

IDEXX Laboratories Inc.	3.3%

MercadoLibre Inc.	3.3%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

Russell Midcap Growth continued its momentum into the second quarter, as the index returned 6.23%. Investors cheered decelerating inflation and healthy economic data. The U.S. consumer is still in good shape financially, with a buoyant jobs market and bank account balances that exceed pre-COVID-19 levels due to prior government stimulus. Resilient consumers have helped the U.S. economy power through higher borrowing costs from the Federal Reserve’s interest-rate-hiking campaign and a reduction in credit availability from regional banks due to rising deposit costs.

However, just because the Federal Reserve’s aggressive rate hikes or banks’ reduced ability to lend haven’t impacted the economy yet, that doesn’t mean they won’t. The economy’s resilience is emboldening the Federal Reserve to continue on its path, and its governors are now estimating two additional rate hikes this year, which could exacerbate the eventual economic impact when it occurs. Meanwhile, the global economy has fared worse, as the anticipated demand boost from China’s economic re-opening after years of COVID-19 lockdowns has failed to materialize, while Russia’s war in Ukraine continues.

Given what we feel is a tenuous economic environment, we are maintaining our focus on high-quality growth compounders-innovative companies that are market share gainers with expanding competitive advantages and clean balance sheets. If the economy remains strong, we expect our best-in-class companies to take full advantage of it. If economic growth slows, then the resiliency of our holdings’ revenue streams, supported by their competitive moats, should allow them to outperform. We’re invested in a number of software companies that we believe should exemplify this.

The potential of artificial intelligence, or AI, captivated investors this quarter and boosted the valuations of many software and semiconductor companies. We believe that AI could lower the unit cost and increase the productivity of software development, which would make software more affordable and accessible. This could dramatically expand the addressable market for certain software companies, while also enhancing their operating margins. Our research team has identified specialization, limited alternatives and a wide distribution platform as the criteria for success in software with AI, and our software holdings have been curated to meet that criteria. Semiconductors are the building blocks of all technology, including AI, so an increase in AI spending should benefit semiconductors. Our portfolio has long been overweight semiconductors due to their foundational position in the technology ecosystem.

Even the greatest innovations take a long time to be fully adopted, and are usually met with fits and starts. Our investment rationale for all of our software and semiconductor companies is based on their competitive positioning, growth drivers and financial profile. AI is not the sole driver behind any of our stocks, and we’ve spent a significant amount of time making sure that none of our stocks are likely to be disrupted by it.

During the quarter, we sold two stocks and added two new names. We swapped our investment in Five9 for Twilio. Twilio provides programmable communications tools for businesses to interact with their customers, and its Segment division is a leading customer data platform. Twilio is building personalized customer interaction tools for businesses that could accelerate its revenue growth, and it could be especially advantaged by AI.

We exited memory semiconductor company Western Digital, as we became concerned that the company’s technology was falling behind its peers’, while its high financial leverage and cash burn rate had increased its downside risk.

Semiannual Report • 2023

We invested in IQVIA, the leading contract research organization and data provider for the life sciences industry. IQVIA’s broad platform should continue to win market share from smaller peers, while the secular trend of outsourcing clinical trials is a tailwind. IQVIA’s mission-critical data and its importance to customers’ research and development should enable the company to perform well in a wide range of economic environments.

Information Technology remains our Fund’s largest sector on an absolute and relative basis. However, we’ve been steadily reducing our weighting in the sector because of its meaningful outperformance this year. Information Technology represented 40% of our portfolio at the end of 2022, but it’s now 34% as of June 30. This year we’ve invested in a number of durable businesses with idiosyncratic upside drivers outside the Information Technology sector that investors have left behind. This list includes IQVIA, as well as our investments made during the first quarter in Ball Corp., Sherwin-Williams and Lululemon.

Our goal is to create a concentrated portfolio of competitively advantaged and secularly growing stocks that can outperform the index over the long term. Our investment team performs detailed, company-specific research to identify the best investments. We overlay portfolio-level risk management, including analyzing historical performance in different market environments, betas and factor exposures, to ensure that our portfolio can perform well in a wide range of environments.

We’re excited to see how our portfolio performs as the rest of the year unfolds. Thank you for the trust you placed in us to manage your investment in the Parnassus Mid Cap Growth Fund.

Yours truly,

Ian E. Sexsmith

Lead Portfolio Manager

Robert J. Klaber

Portfolio Manager

Semiannual Report • 2023

Parnassus Fixed Income Fund

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of June 30, 2023, the NAV of the Parnassus Fixed Income Fund – Investor Shares was $14.48, producing a loss for the quarter of 0.51% (including dividends). This compares to a loss of 0.84% for the Bloomberg U.S. Aggregate Bond Index (“Bloomberg Aggregate Index”). For the first half of 2023, the Parnassus Fixed Income Fund - Investor Shares posted a gain of 2.13%, compared to a gain of 2.09% for the Bloomberg Aggregate Index.

Below is a table comparing the performance of the Parnassus Fixed Income Fund with that of the Bloomberg Aggregate Index. Average annual total returns are for the one-, three-, five- and ten-year periods. For June 30, the 30-day subsidized SEC yield was 4.71%, and the unsubsidized SEC yield was 4.51%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund –Investor Shares	0.00	-4.64	0.47	1.02	0.82	0.58

Parnassus Fixed Income Fund –Institutional Shares	0.21	-4.42	0.71	1.20	0.59	0.39

Bloomberg U.S. Aggregate Bond Index	-0.94	-3.96	0.77	1.52	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 0.86%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to waive 0.10% of its management fee for each class, and to reimburse the Fund for expenses to the extent necessary to limit total operating expenses to 0.58% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.39% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

The U.S. economy continued to defy the narrative of an imminent downturn, as the banking sector turmoil did not tighten credit as much as feared and the debt ceiling standoff was eventually resolved without spillovers. Overall economic data has been stronger than expected throughout the quarter, with the Bloomberg Economic Surprise Index reaching the highest level since 2021. Given this resilient macro backdrop, yields moved higher across the curve, pushing bond prices lower for most fixed income asset classes during the quarter.

The Parnassus Fixed Income Fund – Investor Shares finished the quarter ahead of the Bloomberg Aggregate Index, down 0.51% outperforming the Index’s loss of 0.84%. Our asset allocation and security selection both contributed to the outperformance.

We maintained a significant overweight allocation to corporate bonds during the quarter, with an average of 67% invested in this sector compared to 25% for the Index. Corporate bonds had the best return within the Index. Despite a loss of 0.30%, corporate bonds outperformed Treasury bonds, securitized bonds and government-related bonds. As such, our overweight allocation to corporate bonds was a significant contributor to the Fund’s performance during the quarter.

Our portfolio of corporate securities declined 0.10% during the quarter. The biggest contributer was the convertible bond issued by Sunrun, the residential solar panels company, with a total return of 8.3%. Other notable gains came from bonds issued by financial companies including Charles Schwab, Capital One and Bank of America.

Semiannual Report • 2023

Treasury bonds continued to be our second-largest asset class, with an average weight of 20.03% during the quarter, which was significantly lower than the 41.10% weight of Treasuries in the Index. Since Treasury bonds were the worst-performing asset class within the Index with a loss of 1.38%, our underweight position contributed to the Fund’s performance for the quarter.

Our third-largest asset class was government-related bonds, with an average weight of 10.15% during the quarter compared to 5.12% for the Index. This category consists primarily of green bonds issued by supranational entities such as the European Investment Bank and the International Bank for Reconstruction and Development. These bonds have minimal credit risks, so their performance was driven predominantly by changes in interest rates. Our government-related bonds were down 0.94% in the quarter subtracting 10 basis points to the Fund’s total return, as our green bonds have a slightly longer duration than the supranational securities in the benchmark. (One basis point is 1/100th of one percent.)

Lastly, we initiated a small position in the mortgage market through the purchase of the iShares MBS ETF, one of the largest and most liquid mortgage exchange-traded funds. This gives us an efficient way to reduce the Fund’s volatility by adding exposure to a broad range of U.S. mortgage-backed bonds. Securitized bonds constitute 29.22% of the Index and mostly comprise residential mortgages. Yet, our significantly underweight position detracted from the Fund’s performance this quarter.

Parnassus Fixed Income Fund

As of June 30, 2023

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

In June, the Federal Reserve decided to pause its rate hiking policy for the first time in over a year, as inflation has begun to moderate, suggesting that higher interest rates have been effective at slowing the economy. Though the Federal Reserve continued to talk tough on its commitment to bring inflation further down, justifying the need for a policy pause only to assess the impact of the cumulative tightening to date and emphasizing possible additional hikes if necessary.

The divergence between investor expectations and the Federal Reserve’s intended rate policy path has narrowed during the quarter. Markets are now pricing in one more hike at the next meeting in July before a pause for the rest of the year. Rate cuts have effectively been priced out of the market for 2023, with investors expecting the first cut in the first half of 2024. Whether

Semiannual Report • 2023

or not the Federal Reserve shifts to easier monetary policy in 2024, we believe the most aggressive phase of the tightening is nearing the end.

Potential risks of an economic downturn remain as the impact of tighter lending conditions, tight monetary policy and a slowing labor market may finally catch up with consumer spending and corporate earnings. In the medium term, we expect more volatility, and continued our strategy from the previous quarter to position the Fund more defensively. We added more green bonds, reduced volatility from our preferred stocks and convertible bonds and adjusted the duration composition of our Treasury holdings. Our strategy remains to find asymmetric total return opportunities where valuations provide adequate yield to compensate for unexpected volatility.

We purchased two new green bonds during the quarter, which increased our green bonds’ exposure to a new milestone at 22.8% of the Fund. We continue to strategically look for additional green bonds that meet our return and sustainability requirements. We think that green bonds will play an increasingly key role in allowing companies, governments and supranational institutions to finance projects with positive environmental impact.

We added a green bond from Verizon, which was first issued in 2021. The net proceeds from this green bond were allocated to support wind and solar energy projects in the U.S. Since 2019, Verizon has issued five green bonds for a total of $5 billion to support its goal to source renewable energy equivalent to 50% of its annual electricity usage by 2025 and 100% by 2030.

The second green bond we added was issued by the Public Service Company of Oklahoma, a subsidiary of American Electric Power (AEP), a Midwest utility. AEP lags most of its peers in environmental practices due to its coal-dominant power generation. However, the proceeds from this green bond were exclusively supporting the construction of the largest wind farm built at one time in North America. This is helping AEP transition away from coal and increase its energy mix to 50% renewable energy by 2030 through wind and solar power. We think that this type of investment with specific environmental purpose is accelerating the transition to clean energy and supporting companies that we would typically exclude from our investable universe.

We reduced our exposure to preferred stocks from 2.8% per 1Q23 Portfolio of Investments to 1.7%, as their yield advantages over corporate bonds have now dissipated as bond yields rose. We also sold out of our high-yield convertible bond issued by Sunrun. The bond no longer met our return profile criteria, especially after the strong rally during the quarter. This also brought down our high-yield bonds exposure to less than 9% of the Fund at quarter end.

Finally, we shifted our Treasury holdings from a barbell to a ladder strategy. This means that we now have roughly equal exposures to Treasury bonds maturing across the yield curve rather than a concentration in just the short and long maturities. We initially implemented a barbell strategy in 2021 to insulate our Treasury portfolio against higher rates. However, given our outlook for moderating inflation and muted economic growth, we think that a ladder strategy offers more compelling value.

Thank you for the trust you place in us to manage your investment in the Parnassus Fixed Income Fund.

Samantha Palm

Lead Portfolio Manager

Minh Bui

Portfolio Manager

Semiannual Report • 2023

Responsible Investing Notes

According to The New York Times, July 3 to 5, 2023 were Earth’s three hottest days ever recorded. In June, there were hundreds of heat-related deaths across India and Mexico, and a BBC Future article on high heat and humidity in Texas mused “Will Texas become too hot for humans?” While hotter temperatures have long been predicted, the unexpectedly sharp rise this summer has unsettled layfolk and veteran climate scientists alike. Unrelenting temperatures and the resultant human and economic costs underscore the need for shared public and private sector action to slow climate change and prevent its most devastating effects.

To join this much-needed global effort, during the first quarter Parnassus announced its intent to reach net zero across all assets under management by 2050. And in the second quarter, we took the significant step to remove our long-held exclusionary screen on companies that derive more than 10% of revenue from nuclear power generation and/or related activities. We did this because we believe that-while renewable energy should lead in the transition-nuclear energy will likely be an important and necessary bridge fuel as the global economy transitions away from fossil fuels. In addition, since 1984, when the screen was adopted, improvements in nuclear safety, emergency response, training and storage have reduced-but not eliminated-the likelihood of catastrophic events. To learn more about our decision to remove this screen and measures we have put in place to vet the performance of affected companies, please see our May press release “Revisiting Nuclear Energy.”

In addition, June 30 marked the end of our 2022 - 2023 stewardship year. During the past year, the ESG stewardship team connected with nearly every company across all six Parnassus Funds either in person, virtually or via email in furtherance of our mission to build wealth responsibly for long-term investors. Our most meaningful impacts were achieved through our thematic impact and proxy engagement program, through which we engaged 60+ companies, representing over 55% of Parnassus’s AUM. Through our engagements, we drove improvements in disclosure and performance on key ESG topics, including climate change, environmental justice, sustainable workplaces and materiality assessments.

We also wrapped up our 2023 proxy season in June, during which we pressed for improvements in executive compensation, board composition and ESG performance on more than 1,850 ballot items at over 100 portfolio companies. In these meetings, we used our voting power to express our belief that companies best create value when they are well governed and consider stakeholder impacts alongside traditional financial metrics.

We are now in the process of setting our 2023 - 2024 stewardship team strategy and selecting and refining our impact engagement themes for next year. Without question, against the backdrop above, building portfolios that are more resilient to the physical and transition risks of climate change will be among our top priorities. For more on our approach to ESG stewardship, impact engagement outcomes and results from the 2023 proxy season, please look for our 2023 ESG Stewardship Report, which we plan to publish later in Q3.

Thank you for your trust and investment as we continue pursuing Principles and Performance®.

Sincerely,

Marian Macindoe

Head of ESG Stewardship

Semiannual Report • 2023

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of January 1, 2023, through June 30, 2023.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Account Value January 01, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period
Parnassus Core Equity Fund – Investor Shares: Actual*	0.82%	$1,000.00	$1,155.80	$4.38
Hypothetical (5% before expenses)	0.82%	$1,000.00	$1,020.73	$4.11
Parnassus Core Equity Fund – Institutional Shares: Actual*	0.61%	$1,000.00	$1,157.00	$3.26
Hypothetical (5% before expenses)	0.61%	$1,000.00	$1,021.77	$3.06
Parnassus Growth Equity Fund – Investor Shares: Actual*	0.84%	$1,000.00	$1,286.50	$4.76
Hypothetical (5% before expenses)	0.84%	$1,000.00	$1,020.63	$4.21
Parnassus Growth Equity Fund – Institutional Shares: Actual*	0.63%	$1,000.00	$1,287.80	$3.57
Hypothetical (5% before expenses)	0.63%	$1,000.00	$1,021.67	$3.16
Parnassus Value Equity Fund – Investor Shares: Actual*	0.88%	$1,000.00	$1,046.60	$4.47
Hypothetical (5% before expenses)	0.88%	$1,000.00	$1,020.43	$4.41
Parnassus Value Equity Fund – Institutional Shares: Actual*	0.65%	$1,000.00	$1,047.80	$3.30
Hypothetical (5% before expenses)	0.65%	$1,000.00	$1,021.57	$3.26
Parnassus Mid Cap Fund – Investor Shares: Actual*	0.96%	$1,000.00	$1,044.90	$4.87
Hypothetical (5% before expenses)	0.96%	$1,000.00	$1,020.03	$4.81
Parnassus Mid Cap Fund – Institutional Shares: Actual*	0.75%	$1,000.00	$1,046.10	$3.80
Hypothetical (5% before expenses)	0.75%	$1,000.00	$1,021.08	$3.76
Parnassus Mid Cap Growth Fund – Investor Shares: Actual*	0.80%	$1,000.00	$1,186.60	$4.34
Hypothetical (5% before expenses)	0.80%	$1,000.00	$1,020.83	$4.01
Parnassus Mid Cap Growth Fund – Institutional Shares: Actual*	0.68%	$1,000.00	$1,187.40	$3.69
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.42	$3.41
Parnassus Fixed Income Fund – Investor Shares: Actual*	0.58%	$1,000.00	$1,021.30	$2.91
Hypothetical (5% before expenses)	0.58%	$1,000.00	$1,021.92	$2.91
Parnassus Fixed Income Fund – Institutional Shares: Actual*	0.39%	$1,000.00	$1,022.90	$1.96
Hypothetical (5% before expenses)	0.39%	$1,000.00	$1,022.86	$1.96

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended June 30, 2023. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (181); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the financial highlights.

Semiannual Report • 2023

Parnassus Core Equity Fund

Portfolio of Investments as of June 30, 2023 (unaudited)

Equities	Shares	Market Value ($)

Banks (2.9%)
Bank of America Corp.	27,420,262	786,687,317

Biotechnology (2.4%)
Gilead Sciences Inc.	8,448,783	651,147,706

Capital Markets (7.9%)
CME Group Inc., Class A	4,316,761	799,852,646
Intercontinental Exchange Inc.	5,630,489	636,695,696
S&P Global Inc.	1,756,000	703,962,840

		2,140,511,182

Chemicals (6.5%)
Linde plc	2,332,094	888,714,381
Nutrien Ltd.	6,725,877	397,163,037
The Sherwin-Williams Co.	1,809,386	480,428,171

		1,766,305,589

Commercial Services & Supplies (2.6%)
Waste Management Inc.	3,971,331	688,708,222

Containers & Packaging (2.5%)
Ball Corp. Ω	11,805,203	687,180,867

Diversified Financial Services (2.6%)
Fiserv Inc. [q]	5,604,124	706,960,243

Equity Real Estate Investment Trusts (1.3%)
American Tower Corp.	1,733,780	336,249,293

Food & Staples Retailing (5.7%)
Costco Wholesale Corp.	1,062,873	572,229,566
Sysco Corp.	6,864,337	509,333,805
Target Corp.	3,523,291	464,722,083

		1,546,285,454

Food Products (2.0%)
Mondelez International Inc., Class A	7,571,452	552,261,709

Health Care Equipment & Supplies (2.4%)
Becton, Dickinson and Co.	2,405,930	635,189,579

Household Durables (1.1%)
D.R. Horton Inc.	2,543,586	309,528,980

Household Products (2.4%)
The Procter & Gamble Co.	4,261,525	646,643,804

Insurance (2.5%)
Marsh & McLennan Co., Inc.	3,521,857	662,390,864

Equities	Shares	Market Value ($)

Interactive Media & Services (4.8%)
Alphabet Inc., Class A [q]	10,847,993	1,298,504,762

IT Services (3.3%)
Mastercard Inc., Class A	2,276,591	895,383,240

Life Sciences Tools & Services (4.1%)
Danaher Corp.	2,382,889	571,893,360
Thermo Fisher Scientific Inc.	1,030,280	537,548,590

		1,109,441,950

Machinery (3.6%)
Deere & Co.	2,374,200	962,002,098

Pharmaceuticals (2.4%)
Roche Holding AG, ADR	16,709,050	638,285,710

Professional Services (1.9%)
Verisk Analytics Inc.	2,237,308	505,698,727

Road & Rail (1.4%)
Canadian Pacific Kansas City Ltd.	4,651,716	375,719,101

Semiconductors & Semiconductor Equipment (8.7%)
Applied Materials Inc.	4,434,589	640,975,494
Intel Corp.	12,975,224	433,891,491
Micron Technology Inc.	5,166,815	326,077,695
NVIDIA Corp.	1,152,047	487,338,922
Texas Instruments Inc.	2,501,486	450,317,510

		2,338,601,112

Software (17.2%)
Adobe Inc. [q]	1,430,591	699,544,693
Microsoft Corp.	5,286,423	1,800,238,488
Oracle Corp.	9,242,752	1,100,719,336
Salesforce Inc. [q]	4,911,099	1,037,518,775

		4,638,021,292

Specialty Retail (1.4%)
Autozone Inc. [q]	153,105	381,745,883

Technology Hardware, Storage & Peripherals (4.9%)
Apple Inc.	6,815,118	1,321,928,438

Total investment in equities (98.5%) (cost $20,820,747,621)		26,581,383,122

Semiannual Report • 2023

Parnassus Core Equity Fund

Portfolio of Investments as of June 30, 2023 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Citizens Trust Bank	0.05%	01/14/2024	250,000	244,603
Community Vision Capital & Consulting	0.25%	01/31/2024	250,000	241,205
Self-Help Federal Credit Union	3.56%	02/17/2024	1,000,000	974,685
Self-Help Federal Credit Union	1.50%	10/16/2023	250,000	247,068

				1,707,561

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/16/2023 Participating depository institutions: Capitol National Bank, par 236,500; Citizen Bank & Trust Co., par 236,500; Farmers and Merchants Union Bank, par 20,952; First State Bank, par 236,500; First United Bank, par 236,500; Security First Bank, par 118,500; The Fairfield National Bank, par 205,048; United Mississippi Bank, par 236,500; Vision Bank, National Association, par 236,500; Waumandee State Bank, par 236,500; (cost $1,943,517)	4.00%	03/14/2024	2,000,000	1,943,517

Community Development Loans (0.0%) a
BlueHub Loan Fund Inc.	1.00%	04/15/2024	900,000	857,361
BlueHub Loan Fund Inc.	1.00%	04/15/2024	100,000	95,262
New Hampshire Community Loan Fund Inc.	1.00%	07/31/2023	500,000	497,534
Root Capital Inc.	1.00%	02/01/2024	200,000	192,932
Vermont Community Loan Fund Inc.	2.00%	04/15/2024	100,000	95,262

				1,738,351

Time Deposits (1.6%)
Barclays, London	4.42%	07/03/2023	49,663,874	49,663,874
Citibank, New York	4.42%	07/03/2023	164,868,673	164,868,673
JPMorgan Chase, New York	4.42%	07/03/2023	200,000,000	200,000,000
Sumitomo, Tokyo	4.42%	07/03/2023	26,570,107	26,570,107

				441,102,654

Total short-term securities (1.6%) (cost $446,492,083)				446,492,083

Total securities (100.1%) (cost $21,267,239,704)				27,027,875,205

Other assets and liabilities (-0.1%)				(22,258,496)

Total net assets (100.0%)				27,005,616,709

Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities has been classified as level 3.

plc Public Limited Company
AG Aktiengesellschaft
ADR American Depositary Receipt

Semiannual Report • 2023

Parnassus Growth Equity Fund

Portfolio of Investments as of June 30, 2023 (unaudited)

Equities	Shares	Market Value ($)

Automobiles (1.3%)
Stellantis N.V.	15,542	272,607

Biotechnology (1.1%)
Vertex Pharmaceuticals Inc. [q]	614	216,073

Capital Markets (4.4%)
Ares Management Corp., Class A	4,192	403,899
S&P Global Inc.	1,227	491,892

		895,791

Chemicals (3.3%)
Linde plc	664	253,037
The Sherwin-Williams Co.	1,548	411,025

		664,062

Diversified Financial Services (4.5%)
Visa Inc.	3,904	927,122

Equity Real Estate Investment Trusts (1.1%)
SBA Communications Corp., Class A	1,004	232,687

Food & Staples Retailing (2.1%)
Costco Wholesale Corp.	814	438,241

Food Products (1.6%)
Hershey Co.	1,276	318,617

Health Care Equipment & Supplies (3.6%)
Boston Scientific Corp. [q]	7,429	401,835
DexCom Inc. [q]	2,534	325,644

		727,479

Health Care Providers & Services (2.7%)
UnitedHealth Group Inc.	1,137	546,488

Hotels, Restaurants & Leisure (4.2%)
Airbnb Inc., Class A [q]	1,663	213,130
Planet Fitness Inc., Class A [q]	4,154	280,146
Yum! Brands Inc.	2,689	372,561

		865,837

Interactive Media & Services (4.3%)
Alphabet Inc., Class A [q]	7,255	868,423

IT Services (3.1%)
Cloudflare Inc., Class A [q]	4,618	301,879
Twilio Inc., Class A [q]	5,352	340,494

		642,373

Life Sciences Tools & Services (3.6%)
Danaher Corp.	1,065	255,600
Thermo Fisher Scientific Inc.	934	487,314

		742,914

Equities	Shares	Market Value ($)

Machinery (1.4%)
Deere & Co.	711	288,090

Multiline Retail (6.6%)
Amazon.com Inc. [q]	10,252	1,336,451

Pharmaceuticals (4.3%)
AstraZeneca plc, ADR	4,700	336,379
Eli Lilly & Co.	1,133	531,354

		867,733

Road & Rail (2.6%)
Canadian Pacific Kansas City Ltd.	3,324	268,479
Old Dominion Freight Line Inc.	718	265,481

		533,960

Semiconductors & Semiconductor Equipment (8.6%)
Advanced Micro Devices Inc. [q]	2,866	326,466
Applied Materials Inc.	2,977	430,296
NVIDIA Corp.	1,496	632,838
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,531	356,349

		1,745,949

Software (24.1%)
Adobe Inc. [q]	1,932	944,729
Intuit Inc.	1,442	660,710
Microsoft Corp.	6,417	2,185,245
Procore Technologies Inc. [q]	7,349	478,199
Salesforce Inc. [q]	1,797	379,634
Workday Inc., Class A [q]	1,173	264,969

		4,913,486

Specialty Retail (2.0%)
Ulta Beauty Inc. [q]	874	411,300

Technology Hardware, Storage & Peripherals (6.9%)
Apple Inc.	7,207	1,397,942

Textiles, Apparel & Luxury Goods (1.5%)
LVMH Moët Hennessy Louis Vuitton, ADR	1,603	302,711

Total investment in equities (98.9%) (cost $16,509,876)		20,156,336

Semiannual Report • 2023

Parnassus Growth Equity Fund

Portfolio of Investments as of June 30, 2023 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Time Deposits (2.6%)
Sumitomo, Tokyo	4.42%	07/03/2023	524,874	524,874

Total short-term securities (2.6%) (cost $524,874)				524,874

Total securities (101.5%) (cost $17,034,750)				20,681,210

Other assets and liabilities (-1.5%)				(307,689)

Total net assets (100.0%)				20,373,521

q This security is non-income producing.

N.V. Naamloze Vennootschap
plc Public Limited Company
ADR American Depositary Receipt

Semiannual Report • 2023

Parnassus Value Equity Fund

Portfolio of Investments as of June 30, 2023 (unaudited)

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.4%)
FedEx Corp.	459,685	113,955,912

Banks (4.3%)
Bank of America Corp.	3,938,303	112,989,913
Citigroup Inc.	1,922,087	88,492,885

		201,482,798

Biotechnology (7.9%)
Biogen Inc. [q]	305,808	87,109,409
BioMarin Pharmaceutical Inc. [q]	832,295	72,143,331
Gilead Sciences Inc.	1,738,122	133,957,063
Moderna Inc. [q]	644,208	78,271,272

		371,481,075

Capital Markets (8.6%)
CME Group Inc., Class A	365,859	67,790,014
S&P Global Inc.	331,514	132,900,647
The Bank of New York Mellon Corp.	2,444,145	108,813,335
The Charles Schwab Corp.	1,695,957	96,126,843

		405,630,839

Chemicals (1.3%)
International Flavors & Fragrances Inc.	772,359	61,472,053

Communications Equipment (2.0%)
Cisco Systems Inc.	1,825,434	94,447,955

Consumer Finance (4.0%)
American Express Co.	642,639	111,947,714
Capital One Financial Corp.	700,000	76,559,000

		188,506,714

Containers & Packaging (2.9%)
Ball Corp. Ω	2,295,707	133,633,104

Diversified Financial Services (4.1%)
Fidelity National Information Services	1,491,864	81,604,961
Global Payments Inc.	1,128,745	111,203,957

		192,808,918

Diversified Telecommunication Services (2.8%)
Verizon Communications Inc.	3,521,415	130,961,424

Equity Real Estate Investment Trusts (2.3%)
Simon Property Group Inc.	913,815	105,527,356

Food & Staples Retailing (5.2%)
Sysco Corp.	1,975,976	146,617,419
Target Corp.	725,358	95,674,720

		242,292,139

Health Care Equipment & Supplies (4.2%)
Align Technology Inc. [q]	289,601	102,414,498
Baxter International Inc.	2,086,730	95,071,419

		197,485,917

Equities	Shares	Market Value ($)

Household Durables (2.7%)
D.R. Horton Inc.	1,053,842	128,242,033

Insurance (2.6%)
The Progressive Corp.	911,671	120,677,890

Interactive Media & Services (2.5%)
Alphabet Inc., Class A [q]	993,078	118,871,437

IT Services (4.5%)
Amdocs Ltd.	950,620	93,968,787
Mastercard Inc., Class A	300,000	117,990,000

		211,958,787

Life Sciences Tools & Services (2.0%)
Agilent Technologies Inc.	796,434	95,771,188

Machinery (4.9%)
Cummins Inc.	455,464	111,661,554
Deere & Co.	287,730	116,585,319

		228,246,873

Media (2.8%)
Comcast Corp., Class A	3,157,222	131,182,574

Pharmaceuticals (3.3%)
Merck & Co., Inc.	1,337,970	154,388,358

Road & Rail (1.9%)
Union Pacific Corp.	436,475	89,311,515

Semiconductors & Semiconductor Equipment (5.1%)
Applied Materials Inc.	222,448	32,152,634
Intel Corp.	2,779,094	92,932,903
Micron Technology Inc.	1,796,456	113,374,338

		238,459,875

Software (6.8%)
Adobe Inc. [q]	123,476	60,378,529
Microsoft Corp.	322,580	109,851,393
Oracle Corp.	1,263,177	150,431,749

		320,661,671

Specialty Retail (3.2%)
Ross Stores Inc.	979,200	109,797,696
The Gap Inc.	4,729,419	42,233,712

		152,031,408

Technology Hardware, Storage & Peripherals (2.1%)
Western Digital Corp. [q]	2,560,322	97,113,014

Textiles, Apparel & Luxury Goods (0.9%)
VF Corp.	2,124,793	40,562,298

Trading Companies & Distributors (1.5%)
W.W. Grainger Inc.	86,182	67,962,263

Total investment in equities (98.8%) (cost $4,038,278,086)		4,635,127,388

Semiannual Report • 2023

Parnassus Value Equity Fund

Portfolio of Investments as of June 30, 2023 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Citizens Trust Bank	0.05%	10/06/2023	250,000	247,342
Community Vision Capital & Consulting	0.25%	03/31/2024	250,000	238,771
Self-Help Federal Credit Union	3.56%	02/25/2024	250,000	243,452

				729,565

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/16/2023 Participating depository institutions: First State Bank, par 156,398; United Mississippi Bank, par 236,500; Waumandee State Bank, par 107,102; (cost $485,879)	4.00%	03/14/2024	500,000	485,879

Community Development Loans (0.0%) a
Root Capital Inc.	1.00%	02/01/2024	100,000	96,466

Time Deposits (0.9%)
SEB, Stockholm	4.42%	07/03/2023	40,020,204	40,020,204

Total short-term securities (0.9%) (cost $41,332,114)				41,332,114

Total securities (99.7%) (cost $4,079,610,200)				4,676,459,502

Other assets and liabilities (0.3%)				16,480,539

Total net assets (100.0%)				4,692,940,041

q This security is non-income producing.
Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

Semiannual Report • 2023

Parnassus Mid Cap Fund

Portfolio of Investments as of June 30, 2023 (unaudited)

Equities	Shares	Market Value ($)

Air Freight & Logistics (3.2%)
C.H. Robinson Worldwide Inc.	1,989,767	187,734,517

Biotechnology (2.0%)
BioMarin Pharmaceutical Inc. [q]	1,363,955	118,227,619

Capital Markets (5.1%)
Cboe Global Markets Inc.	1,348,043	186,043,414
The Bank of New York Mellon Corp.	2,428,810	108,130,621

		294,174,035

Chemicals (4.7%)
Nutrien Ltd.	1,431,024	84,501,967
The Sherwin-Williams Co.	701,395	186,234,400

		270,736,367

Commercial Services & Supplies (3.6%)
Republic Services Inc.	1,379,263	211,261,714

Containers & Packaging (3.2%)
Ball Corp. Ω	3,183,667	185,321,256

Distributors (1.7%)
Pool Corp.	272,880	102,231,763

Diversified Financial Services (2.3%)
Jack Henry & Associates Inc.	797,001	133,362,177

Electric Utilities (2.1%)
IDACORP Inc.	1,185,502	121,632,505

Electronic Equipment, Instruments & Components (0.6%)
Trimble Inc. [q]	620,049	32,825,394

Equity Real Estate Investment Trusts (4.0%)
Alexandria Real Estate Equities Inc.	487,211	55,293,576
SBA Communications Corp., Class A	770,948	178,674,909

		233,968,485

Food & Staples Retailing (6.5%)
Grocery Outlet Holding Corp. [q] Ω	4,479,668	137,122,638
Sysco Corp.	3,265,011	242,263,816

		379,386,454

Health Care Equipment & Supplies (5.3%)
Hologic Inc. [q]	3,786,427	306,586,994

Hotels, Restaurants & Leisure (1.8%)
Hilton Worldwide Holdings Inc.	704,253	102,504,024

Equities	Shares	Market Value ($)

Household Durables (2.2%)
D.R. Horton Inc.	1,055,341	128,424,446

IT Services (2.4%)
Amdocs Ltd.	1,433,630	141,714,326

Life Sciences Tools & Services (8.7%)
Agilent Technologies Inc.	1,274,812	153,296,143
Avantor Inc. [q]	8,893,417	182,670,785
IQVIA Holdings Inc. [q]	770,565	173,199,895

		509,166,823

Machinery (10.9%)
CNH Industrial N.V.	11,392,150	164,046,960
Otis Worldwide Corp.	2,316,927	206,229,672
Pentair plc	1,977,944	127,775,182
Xylem Inc.	1,227,103	138,196,340

		636,248,154

Professional Services (8.2%)
Broadridge Financial Solutions Inc.	940,763	155,818,576
TransUnion	2,050,402	160,607,989
Verisk Analytics Inc.	709,896	160,457,793

		476,884,358

Road & Rail (1.6%)
Old Dominion Freight Line Inc.	253,609	93,771,928

Semiconductors & Semiconductor Equipment (3.6%)
KLA Corp.	272,677	132,253,799
Lam Research Corp.	116,830	75,105,334

		207,359,133

Software (10.5%)
Ansys Inc. [q]	265,871	87,809,215
Autodesk Inc. [q]	700,741	143,378,616
Roper Technologies Inc.	342,067	164,465,814
Synopsys Inc. [q]	160,483	69,875,903
Workday Inc., Class A [q]	646,094	145,946,174

		611,475,722

Specialty Retail (5.4%)
O’Reilly Automotive Inc. [q]	185,016	176,745,785
Ross Stores Inc.	1,228,816	137,787,138

		314,532,923

Total investment in equities (99.6%) (cost $5,239,801,161)		5,799,531,117

Semiannual Report • 2023

Parnassus Mid Cap Fund

Portfolio of Investments as of June 30, 2023 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Beneficial State Bank	4.00%	03/27/2024	250,000	241,831
Beneficial State Bank	4.00%	04/25/2024	250,000	242,623
Citizens Trust Bank	0.05%	01/14/2024	250,000	244,603
Self-Help Federal Credit Union	3.56%	02/17/2024	250,000	243,671

				972,728

Community Development Loans (0.0%) a
BlueHub Loan Fund Inc.	1.00%	04/15/2024	300,000	285,787

Time Deposits (0.6%)
Citibank, New York	4.42%	07/03/2023	35,279,364	35,279,364

Total short-term securities (0.6%) (cost $36,537,879)				36,537,879

Total securities (100.2%) (cost $5,276,339,040)				5,836,068,996

Other assets and liabilities (-0.2%)				(10,512,758)

Total net assets (100.0%)				5,825,556,238

q This security is non-income producing.
Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

N.V. Naamloze Vennootschap
plc Public Limited Company

Semiannual Report • 2023

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of June 30, 2023 (unaudited)

Equities	Shares	Market Value ($)

Biotechnology (1.7%)
BioMarin Pharmaceutical Inc. [q]	142,279	12,332,744

Capital Markets (2.5%)
Morningstar Inc.	94,728	18,573,319

Chemicals (4.4%)
Nutrien Ltd.	223,897	13,221,118
The Sherwin-Williams Co.	72,133	19,152,754

		32,373,872

Commercial Services & Supplies (2.4%)
Cintas Corp.	36,358	18,072,835

Containers & Packaging (2.8%)
Ball Corp. Ω	361,763	21,058,224

Distributors (2.8%)
Pool Corp.	54,897	20,566,612

Health Care Equipment & Supplies (6.4%)
Align Technology Inc. [q]	65,432	23,139,372
IDEXX Laboratories Inc. [q]	48,983	24,600,732

		47,740,104

Health Care Technology (3.3%)
Veeva Systems Inc., Class A [q]	121,725	24,068,684

Hotels, Restaurants & Leisure (2.1%)
Hilton Worldwide Holdings Inc.	108,531	15,796,687

Insurance (2.5%)
The Progressive Corp.	139,096	18,412,138

IT Services (0.9%)
Twilio Inc., Class A [q]	103,370	6,576,399

Life Sciences Tools & Services (7.0%)
Agilent Technologies Inc.	192,365	23,131,891
Illumina Inc. [q]	55,628	10,429,694
IQVIA Holdings Inc. [q]	83,124	18,683,781

		52,245,366

Media (3.0%)
The Trade Desk Inc., Class A [q]	285,430	22,040,905

Multiline Retail (3.3%)
MercadoLibre Inc. [q]	20,520	24,307,992

Professional Services (12.0%)
Broadridge Financial Solutions Inc.	111,530	18,472,714
CoStar Group Inc. [q]	301,306	26,816,234
Equifax Inc.	81,629	19,207,304
Verisk Analytics Inc.	109,420	24,732,203

		89,228,455

Equities	Shares	Market Value ($)

Road & Rail (3.4%)
Old Dominion Freight Line Inc.	67,239	24,861,620

Semiconductors & Semiconductor Equipment (8.8%)
KLA Corp.	35,771	17,349,650
Lam Research Corp.	27,246	17,515,364
Monolithic Power Systems Inc.	28,318	15,298,233
Teradyne Inc.	131,331	14,621,080

		64,784,327

Software (24.0%)
Ansys Inc. [q]	79,194	26,155,402
Cadence Design Systems Inc. [q]	54,507	12,782,982
Fortinet Inc. [q]	370,900	28,036,331
Guidewire Software Inc. [q]	423,353	32,208,696
Splunk Inc. [q]	368,382	39,081,646
Synopsys Inc. [q]	31,644	13,778,114
Workday Inc., Class A [q]	114,094	25,772,694

		177,815,865

Specialty Retail (2.9%)
O’Reilly Automotive Inc. [q]	22,322	21,324,207

Textiles, Apparel & Luxury Goods (2.4%)
Lululemon Athletica Inc. [q]	47,052	17,809,182

Total investment in equities (98.6%) (cost $546,269,941)		729,989,537

Semiannual Report • 2023

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of June 30, 2023 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.1%) a
Beneficial State Bank	3.50%	01/15/2024	250,000	244,576
Citizens Trust Bank	0.05%	01/14/2024	200,000	195,682

				440,258

Certificates of Deposit Account Registry Service (0.1%) a
CDARS agreement with Beneficial State Bank, dated 03/16/2023 Participating depository institutions: First State Bank, par 236,500; United Mississippi Bank, par 236,500; Waumandee State Bank, par 27,000; (cost $485,879)	4.00%	03/14/2024	500,000	485,879

Community Development Loans (0.0%) a
BlueHub Loan Fund Inc.	1.00%	04/15/2024	100,000	95,262
BlueHub Loan Fund Inc.	1.00%	04/15/2024	100,000	95,262
Root Capital Inc.	1.00%	02/01/2024	100,000	96,459
Vermont Community Loan Fund Inc.	0.50%	10/15/2023	100,000	98,258

				385,241

Time Deposits (0.7%)
ANZ, London	4.42%	07/03/2023	5,548,717	5,548,717

Total short-term securities (0.9%) (cost $6,860,095)				6,860,095

Total securities (99.5%) (cost $553,130,036)				736,849,632

Other assets and liabilities (0.5%)				3,922,358

Total net assets (100.0%)				740,771,990

q This security is non-income producing.
Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

Semiannual Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2023 (unaudited)

Exchange-Traded Funds	Interest Rate	Maturity Date	Shares	Market Value ($)

Mortgage Real Estate Investment Trusts (0.5%)
iShares MBS ETF			14,408	1,343,762

Total investment in exchange-traded funds (0.5%) (cost $1,345,658)				1,343,762

Preferred Stocks

Capital Markets (1.2%)
Morgan Stanley	4.25%	01/15/2027	100,000	1,860,000
The Charles Schwab Corp.	4.45%	06/01/2026	71,776	1,413,987

				3,273,987

Equity Real Estate Investment Trusts (0.5%)
Public Storage	4.00%	06/16/2026	66,887	1,299,614

Total investment in preferred stocks (1.7%) (cost $5,589,805)				4,573,601

Corporate Bonds			Principal Amount ($)

Air Freight & Logistics (2.4%)
C.H. Robinson Worldwide Inc.	4.20%	04/15/2028	3,500,000	3,350,886
FedEx Corp.	4.25%	05/15/2030	1,750,000	1,671,391
FedEx Corp.	4.75%	11/15/2045	1,750,000	1,552,502

				6,574,779

Airlines (2.4%)
Alaska Airlines 2020-1, Class B	8.00%	08/15/2025	3,569,918	3,570,076
Southwest Airlines Co.	5.13%	06/15/2027	3,000,000	2,973,940

				6,544,016

Auto Components (1.4%)
APTIV plc	2.40%	02/18/2025	1,000,000	948,603
APTIV plc	5.40%	03/15/2049	2,000,000	1,774,308
APTIV plc	4.15%	05/01/2052	1,500,000	1,139,037

				3,861,948

Banks (2.4%)
Bank of America Corp.	1.53%	12/06/2025	2,000,000	1,869,499
Bank of America Corp.	3.85%	03/08/2037	1,000,000	854,801
Citigroup Inc.	2.01%	01/25/2026	4,000,000	3,757,077

				6,481,377

Building Products (1.4%)
Masco Corp.	3.50%	11/15/2027	2,000,000	1,868,161
Masco Corp.	4.50%	05/15/2047	2,500,000	2,016,781

				3,884,942

Capital Markets (2.4%)
Morgan Stanley	2.72%	07/22/2025	2,500,000	2,410,506
S&P Global Inc.	2.70%	03/01/2029	3,000,000	2,699,322
The Charles Schwab Corp.	3.75%	04/01/2024	1,500,000	1,474,967

				6,584,795

Semiannual Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2023 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Chemicals (1.5%)
International Flavor & Fragrances Inc.	5.00%	09/26/2048	637,000	537,951
The Sherwin-Williams Co.	4.50%	06/01/2047	4,000,000	3,497,740

				4,035,691

Consumer Finance (3.7%)
American Express Co.	4.05%	05/03/2029	3,500,000	3,331,850
Capital One Financial Corp.	2.62%	11/02/2032	3,000,000	2,309,634
Discover Financial Services	4.50%	01/30/2026	3,500,000	3,350,565
Discover Financial Services	4.10%	02/09/2027	1,000,000	928,076

				9,920,125

Containers & Packaging (1.4%)
Ball Corp.	4.88%	03/15/2026	4,000,000	3,891,000

Diversified Financial Services (3.6%)
Fiserv Inc.	3.85%	06/01/2025	2,500,000	2,414,663
Fiserv Inc.	4.40%	07/01/2049	2,000,000	1,683,821
Global Payments Inc.	5.95%	08/15/2052	3,500,000	3,341,844
Visa Inc.	0.75%	08/15/2027	2,500,000	2,165,256

				9,605,584

Diversified Telecommunication Services (0.5%)
Verizon Communications Inc.	2.85%	09/03/2041	1,750,000	1,242,758

Electric Utilities (0.8%)
Public Service Co. of Oklahoma	2.20%	08/15/2031	2,500,000	2,019,195

Electronic Equipment, Instruments & Components (1.3%)
Trimble Inc.	4.90%	06/15/2028	3,500,000	3,415,073

Equity Real Estate Investment Trusts (5.9%)
Alexandria Real Estate Equities Inc.	2.00%	05/18/2032	3,000,000	2,263,217
Alexandria Real Estate Equities Inc.	4.85%	04/15/2049	1,750,000	1,464,509
American Tower Corp.	2.40%	03/15/2025	2,000,000	1,882,850
American Tower Corp.	2.70%	04/15/2031	2,250,000	1,863,845
Digital Realty Trust Inc.	3.60%	07/01/2029	1,000,000	888,018
Regency Centers LP	3.75%	06/15/2024	2,000,000	1,941,747
Regency Centers LP	4.40%	02/01/2047	2,400,000	1,939,009
SBA Communications Corp.	3.88%	02/15/2027	4,000,000	3,674,206

				15,917,401

Food & Staples Retailing (1.6%)
Sysco Corp.	2.40%	02/15/2030	5,000,000	4,257,026

Food Products (1.3%)
McCormick & Co., Inc.	2.50%	04/15/2030	4,000,000	3,382,632

Health Care Equipment & Supplies (2.1%)
Baxter International Inc.	2.54%	02/01/2032	3,000,000	2,429,175
Becton, Dickinson and Co.	3.36%	06/06/2024	2,000,000	1,956,864
Becton, Dickinson and Co.	4.69%	12/15/2044	1,500,000	1,355,618

				5,741,657

Health Care Providers & Services (0.5%)
UnitedHealth Group Inc.	4.20%	01/15/2047	1,500,000	1,318,728

Semiannual Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2023 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Hotels, Restaurants & Leisure (2.3%)
Booking Holdings Inc.	4.63%	04/13/2030	3,000,000	2,925,196
Hilton Domestic Operating Company Inc.	3.75%	05/01/2029	3,684,000	3,269,991

				6,195,187

Interactive Media & Services (0.8%)
Alphabet Inc.	1.10%	08/15/2030	1,500,000	1,212,987
Alphabet Inc.	2.05%	08/15/2050	1,500,000	935,511

				2,148,498

Life Sciences Tools & Services (1.4%)
Agilent Technologies Inc.	2.75%	09/15/2029	4,250,000	3,696,128

Machinery (3.9%)
CNH Industrial Capital LLC	1.45%	07/15/2026	4,000,000	3,532,576
Pentair Finance SA	4.50%	07/01/2029	4,000,000	3,757,491
Xylem Inc.	2.25%	01/30/2031	4,000,000	3,317,999

				10,608,066

Multiline Retail (1.0%)
Macy’s Retail Holdings LLC [l]	5.88%	04/01/2029	3,000,000	2,737,500

Pharmaceuticals (1.0%)
Merck & Co., Inc.	1.90%	12/10/2028	3,250,000	2,836,988

Road & Rail (1.7%)
Canadian Pacific Railway Co.	2.88%	11/15/2029	2,000,000	1,765,494
Canadian Pacific Railway Co.	4.70%	05/01/2048	3,000,000	2,719,395

				4,484,889

Semiconductors & Semiconductor Equipment (2.8%)
Intel Corp.	3.20%	08/12/2061	3,000,000	1,945,222
Micron Technology Inc.	2.70%	04/15/2032	4,000,000	3,152,009
Qorvo Inc.	3.38%	04/01/2031	3,000,000	2,418,156

				7,515,387

Software (6.1%)
Autodesk Inc.	2.85%	01/15/2030	1,250,000	1,095,596
Autodesk Inc.	2.40%	12/15/2031	3,500,000	2,862,749
Oracle Corp.	6.13%	07/08/2039	4,000,000	4,121,767
PTC Inc.	4.00%	02/15/2028	3,000,000	2,761,814
Roper Technologies Inc.	2.95%	09/15/2029	3,500,000	3,093,007
Salesforce Inc.	1.50%	07/15/2028	3,000,000	2,583,481

				16,518,414

Specialty Retail (3.3%)
Lowe’s Companies Inc.	4.50%	04/15/2030	3,000,000	2,916,042
O’Reilly Automotive Inc.	4.20%	04/01/2030	3,500,000	3,303,182
Ross Stores Inc.	4.80%	04/15/2030	3,000,000	2,840,179

				9,059,403

Textiles, Apparel & Luxury Goods (2.6%)
Hanesbrands Inc. [l]	4.88%	05/15/2026	4,500,000	4,195,292
VF Corp.	6.00%	10/15/2033	2,000,000	1,931,143
VF Corp.	6.45%	11/01/2037	1,000,000	999,495

				7,125,930

Semiannual Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2023 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Transportation Infrastructure (1.2%)
Avantor Funding Inc.	4.63%	07/15/2028	3,500,000	3,245,134

Wireless Telecommunication Services (1.3%)
T-Mobile USA Inc.	2.25%	02/15/2026	1,500,000	1,378,354
T-Mobile USA Inc.	4.38%	04/15/2040	2,500,000	2,207,530

				3,585,884

Total investment in corporate bonds (66.0%) (cost $196,043,450)				178,436,135

Supranational Bonds
European Bank for Reconstruction & Development	1.50%	02/13/2025	2,000,000	1,887,821
European Investment Bank	1.63%	10/09/2029	2,000,000	1,729,489
European Investment Bank	0.75%	09/23/2030	2,000,000	1,593,589
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	3,854,082
International Bank for Reconstruction & Development	1.63%	11/03/2031	5,000,000	4,169,579
International Finance Corp.	2.13%	04/07/2026	6,000,000	5,604,439

Total investment in supranational bonds (7.0%) (cost $21,109,127)				18,838,999

U.S. Government Agency Bonds
Federal Home Loan Bank	3.33%	06/27/2025	4,000,000	3,864,158
Federal Home Loan Bank	0.50%	07/28/2025	5,000,000	4,562,466

Total investment in U.S. government agency bonds (3.1%) (cost $8,749,434)				8,426,624

U.S. Government Treasury Bonds
U.S. Treasury	2.50%	01/31/2024	2,000,000	1,966,953
U.S. Treasury	2.13%	03/31/2024	2,000,000	1,951,953
U.S. Treasury	2.50%	05/31/2024	4,000,000	3,895,625
U.S. Treasury	2.25%	11/15/2024	3,000,000	2,880,586
U.S. Treasury	2.00%	02/15/2025	3,000,000	2,855,273
U.S. Treasury	3.88%	03/31/2025	2,000,000	1,960,313
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,826,172
U.S. Treasury	2.25%	11/15/2025	3,000,000	2,834,063
U.S. Treasury	0.38%	12/31/2025	2,000,000	1,802,344
U.S. Treasury	3.63%	05/15/2026	3,000,000	2,926,406
U.S. Treasury	1.88%	07/31/2026	2,000,000	1,851,172
U.S. Treasury	3.63%	03/31/2028	2,500,000	2,441,211
U.S. Treasury	3.75%	05/31/2030	2,500,000	2,464,062
U.S. Treasury	4.13%	11/15/2032	2,500,000	2,553,125
U.S. Treasury	3.50%	02/15/2033	3,000,000	2,920,781
U.S. Treasury	3.25%	05/15/2042	5,000,000	4,454,492
U.S. Treasury	4.00%	11/15/2042	4,500,000	4,464,141
U.S. Treasury	2.00%	02/15/2050	4,000,000	2,736,719
U.S. Treasury	1.25%	05/15/2050	2,500,000	1,402,539

Total investment in U.S. government treasury bonds (18.5%) (cost $53,839,632)				50,187,930

Total investment in long-term securities (96.8%) (cost $286,677,106)				261,807,051

Semiannual Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2023 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.2%) a
Beneficial State Bank	1.10%	10/23/2023	250,000	246,877
Citizens Trust Bank	0.05%	10/06/2023	250,000	247,342

				494,219

Time Deposits (2.4%)
ANZ, London	4.42%	07/03/2023	6,597,326	6,597,326

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (1.1%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	5.05%			2,982,300

Total short-term securities (3.7%) (cost $10,073,845)				10,073,845

Total securities (100.5%) (cost $296,750,951)				271,880,896

Payable upon return of securities loaned (-1.1%)				(2,982,300)

Other assets and liabilities (0.6%)				1,519,579

Total net assets (100.0%)				270,418,175

l This security, or partial position of this security, was on loan at June 30, 2023. The total value of the securities on loan at June 30, 2023 was $2,924,858.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

plc Public Limited Company
LP Limited Partnership
LLC Limited Liability Company
SA Société Anonyme

Semiannual Report • 2023

Statement of Assets and Liabilities

June 30, 2023 (unaudited)

	Parnassus Core Equity Fund	Parnassus Growth Equity Fund	Parnassus Value Equity Fund

Assets

Investments in stocks and bonds, at market value - Unaffiliated (cost $19,876,542,787, $16,509,876, $3,900,150,509, $4,984,224,031, $525,491,422, $286,677,106)	$25,894,202,255	$20,156,336	$4,501,494,284

Investments in stocks, at market value - Affiliated

(cost of $944,204,834, $0, $138,127,577, $255,577,130, $20,778,519, $0)	687,180,867	-	133,633,104

Investments in short-term securities

(at cost which approximates market value)	446,492,083	524,874	41,332,114

Receivables

Investment securities sold	322,204,675	-	16,285,742

Dividends and interest	15,801,777	3,954	4,679,125

Capital shares sold	15,869,192	16,004	2,343,497

Due from Parnassus Investments	-	9,018	-

Offering Costs	-	34,278	-

Other assets	168,327	3,810	150,701

Total assets	$27,381,919,176	$20,748,274	$4,699,918,567

Liabilities

Payable upon return of loaned securities	-	-	-

Payable for investment securities purchased	333,771,685	348,525	-

Capital shares redeemed	23,182,452	-	3,996,614

Fees payable to Parnassus Investments	13,315,943	-	2,411,826

Distributions payable	2,026,746	-	-

Accounts payable and accrued expenses	4,005,641	26,228	570,086

Total liabilities	$376,302,467	$374,753	$6,978,526

Net assets	$27,005,616,709	$20,373,521	$4,692,940,041

Net assets consist of

Capital paid-in	19,824,355,133	16,365,113	4,018,403,923

Total Distributable Earnings	7,181,261,576	4,008,408	674,536,118

Total net assets	$27,005,616,709	$20,373,521	$4,692,940,041

Net asset value and offering per share

Net assets investor shares	$12,510,204,491	$3,372,192	$3,110,016,843

Net assets institutional shares	$14,495,412,218	$17,001,329	$1,582,923,198

Shares outstanding investor shares	231,287,697	175,427	65,632,940

Shares outstanding institutional shares	267,339,477	883,420	33,303,898

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$54.09	$19.22	$47.38

Institutional shares	$54.22	$19.24	$47.53

Semiannual Report • 2023

Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund

$5,614,209,861	$708,931,313	$261,807,051

185,321,256	21,058,224	-

36,537,879	6,860,095	10,073,845

35,433,829	11,111,871	-

4,946,959	307,477	2,305,637

3,625,649	118,497	74,196

-	-	-

-	-	-

196,655	28,951	22,113

$5,880,272,088	$748,416,428	$274,282,842

-	-	2,982,300

44,790,622	6,782,436	-

5,696,183	195,724	614,581

3,350,018	392,083	67,192

-	-	39,349

879,027	274,195	161,245

$54,715,850	$7,644,438	$3,864,667

$5,825,556,238	$740,771,990	$270,418,175

5,307,820,195	567,314,867	342,529,325

517,736,043	173,457,123	(72,111,150)

$5,825,556,238	$740,771,990	$270,418,175

$1,670,932,227	$581,882,091	$124,954,050

$4,154,624,011	$158,889,899	$145,464,125

47,197,773	11,597,382	8,628,632

116,731,700	3,154,334	10,040,392

$35.40	$50.17	$14.48

$35.59	$50.37	$14.49

Semiannual Report • 2023

Statement of Operations

Period Ended June 30, 2023

	Parnassus Core Equity Fund	Parnassus Growth Equity Fund	Parnassus Value Equity Fund

Investment income

Dividends - Unaffiliated	$160,722,742	$80,588	$46,493,616

Dividends - Affiliated	4,722,081	-	918,283

Interest	9,011,541	7,648	1,082,777

Securities lending	4,778	-	2,064

Foreign withholding tax	(2,710,992)	(5,142)	-

Total investment income	$171,750,150	$83,094	$48,496,740

Expenses

Investment advisory fees	71,472,239	59,427	15,453,251

Transfer agent fees

Investor shares	95,257	17,636	62,945

Institutional shares	44,761	15,722	26,020

Fund administration	3,907,471	2,474	726,760

Service provider fees	12,032,258	577	3,223,030

Reports to shareholders	581,535	353	133,991

Registration fees and expenses	383,905	12,712	154,270

Custody fees	540,835	2,510	49,453

Overdraft charges	-	-	-

Professional fees	148,717	14,876	37,072

Trustee fees and expenses	437,760	100	83,115

Proxy voting fees	2,091	56	2,091

Pricing service fees	4,067	4,215	4,067

Amorization of offering costs	-	27,839	-

Other expenses	146,128	10,144	34,048

Total expenses	$89,797,024	$168,641	$19,990,113

Fees waived by Parnassus Investments	(960,075)	(116,902)	(1,291,467)

Net expenses	$88,836,949	$51,739	$18,698,646

Net investment gain (loss)	$82,913,201	$31,355	$29,798,094

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from securities transactions - Unaffiliated	1,082,509,477	327,840	72,434,644

Net change in unrealized appreciation of securities- Unaffiliated	2,453,023,935	3,686,753	95,837,055

Net change in unrealized appreciation of securities - Affiliated	74,811,938	-	12,488,925

Net realized and unrealized gain on securities	$3,610,345,350	$4,014,593	$180,760,624

Net increase in net assets resulting from operations	$3,693,258,551	$4,045,948	$210,558,718

Semiannual Report • 2023

Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund

$35,878,208	$1,353,990	$290,146

1,273,467	136,711	-

1,458,006	216,811	4,725,750

1,927	2,135	133,586

(208,537)	(26,754)	-

$38,403,071	$1,682,893	$5,149,482

20,806,289	2,192,417	667,338

36,689	86,853	36,622

19,430	20,038	20,505

919,102	110,209	42,860

2,005,102	299,946	120,296

351,686	17,340	8,981

129,029	36,169	33,728

72,588	9,761	5,584

-	93	217

47,246	20,366	17,367

111,383	12,230	5,130

2,091	2,091	-

4,067	4,067	4,840

-	-	-

42,644	9,779	10,395

$24,547,346	$2,821,359	$973,863

(576,644)	(89,314)	(316,131)

$23,970,702	$2,732,045	$657,732

$14,432,369	$(1,049,152)	$4,491,750

(131,722,276)	(10,397,903)	(11,689,954)

353,189,473	131,687,566	13,347,909

20,925,310	279,705	-

$242,392,507	$121,569,368	$1,657,955

$256,824,876	$120,520,216	$6,149,705

Semiannual Report • 2023

Statement of Changes in Net Assets

June 30, 2023

	Parnassus Core Equity Fund		Parnassus Growth Equity Fund

	Period Ended June 30, 2023	Year Ended December 31, 2022	Period Ended June 30, 2023	For Period of Inception at December 28, 2022 through December 31, 2022

Investment income from operations

Net investment income	$82,913,201	$143,846,498	$31,355	$2,754

Net realized gain (loss) from securities transactions	1,082,509,477	1,867,100,477	327,840	-

Net change in unrealized appreciation (depreciation) of securities	2,527,835,873	(7,954,401,911)	3,686,753	(40,294)

Increase (decrease) in net assets resulting from operations	$3,693,258,551	$(5,943,454,936)	$4,045,948	$(37,540)

Net Dividends and Distributions

Investor shares	(31,334,363)	(1,063,382,998)	-	-

Institutional shares	(50,014,067)	(1,229,863,098)	-	-

Distributions to shareholders	$(81,348,430)	$(2,293,246,096)	$-	$-

Capital share transactions

Investor shares

Proceeds from sale of shares	708,255,345	1,684,009,933	2,889,012	228,100

Reinvestment of dividends	31,067,618	1,055,480,341	-	-

Shares repurchased	(1,081,350,618)	(3,080,145,758)	(125,244)	-

Institutional shares

Proceeds from sale of shares	1,433,175,816	3,464,885,127	2,864,873	10,610,000

Reinvestment of dividends	46,302,695	1,156,364,998	-	-

Shares repurchased	(1,653,928,924)	(4,409,107,220)	(101,628)	-

Increase (decrease) in net assets from capital share transactions	(516,478,068)	(128,512,579)	5,527,013	10,838,100

Increase (decrease) in net assets	$3,095,432,053	$(8,365,213,611)	$9,572,961	$10,800,560

Net Assets

Beginning of year	23,910,184,656	32,275,398,267	10,800,560	-

End of period	$27,005,616,709	$23,910,184,656	$20,373,521	$10,800,560

Shares issued and redeemed

Investor shares

Shares sold	14,113,585	30,748,073	167,551	15,211

Shares issued through dividend reinvestment	595,890	22,093,827	-	-

Shares repurchased	(21,583,847)	(57,642,786)	(7,335)	-

Institutional shares

Shares sold	28,471,460	64,432,059	182,114	707,333

Shares issued through dividend reinvestment	885,493	24,111,161	-	-

Shares repurchased	(32,830,782)	(83,199,326)	(6,028)	-

Net increase (decrease) in shares outstanding

Investor shares	(6,874,372)	(4,800,886)	160,216	15,211

Institutional shares	(3,473,829)	5,343,894	176,086	707,333

Semiannual Report • 2023

Parnassus Value Equity Fund		Parnassus Mid Cap Fund

Period Ended June 30, 2023	Year Ended December 31, 2022	Period Ended June 30, 2023	Year Ended December 31, 2022

$29,798,094	$58,202,196	$14,432,369	$16,166,712

72,434,644	35,137,344	(131,722,276)	215,786,625

108,325,980	(877,319,494)	374,114,783	(2,081,773,777)

$210,558,718	$(783,979,954)	$256,824,876	$(1,849,820,440)

-	(87,532,175)	-	(90,530,856)

-	(45,464,453)	-	(194,470,220)

$-	$(132,996,628)	$-	$(285,001,076)

290,092,901	922,242,432	111,977,394	343,752,129

-	85,655,409	-	88,137,712

(407,769,109)	(1,060,581,455)	(490,698,684)	(867,049,543)

202,020,256	640,221,131	483,618,471	1,219,382,258

-	39,704,163	-	177,295,790

(208,236,822)	(527,400,325)	(613,370,952)	(1,423,274,318)

(123,892,774)	99,841,355	(508,473,771)	(461,755,972)

$86,665,944	$(817,135,227)	$(251,648,895)	$(2,596,577,488)

4,606,274,097	5,423,409,324	6,077,205,133	8,673,782,621

$4,692,940,041	$4,606,274,097	$5,825,556,238	$6,077,205,133

6,231,114	18,748,816	3,242,680	9,136,788

-	1,872,787	-	2,594,554

(8,804,327)	(22,174,796)	(14,319,140)	(23,275,400)

4,338,121	13,135,857	14,016,714	32,463,732

-	866,137	-	5,186,746

(4,505,140)	(11,114,470)	(17,882,169)	(38,630,488)

(2,573,213)	(1,553,193)	(11,076,460)	(11,544,058)

(167,019)	2,887,524	(3,865,455)	(980,010)

Semiannual Report • 2023

Statement of Changes in Net Assets

June 30, 2023 (continued)

	Parnassus Mid Cap Growth Fund		Parnassus Fixed Income Fund

	Period Ended June 30, 2023	Year Ended December 31, 2022	Period Ended June 30, 2023	Year Ended December 31, 2022

Investment income from operations

Net investment income (loss)	$(1,049,152)	$(2,594,363)	$4,491,750	$9,508,732

Net realized gain (loss) from securities transactions	(10,397,903)	3,188,644	(11,689,954)	(35,802,352)

Net change in unrealized appreciation (depreciation) of securities	131,967,271	(368,643,831)	13,347,909	(38,807,198)

Increase (decrease) in net assets resulting from operations	$120,520,216	$(368,049,550)	$6,149,705	$(65,100,818)

Net Dividends and Distributions

Investor shares	-	(6,443,963)	(2,002,772)	(4,251,030)

Institutional shares	-	(1,818,430)	(2,404,504)	(5,125,915)

Distributions to shareholders	$-	$(8,262,393)	$(4,407,276)	$(9,376,945)

Capital share transactions

Investor shares

Proceeds from sale of shares	11,522,885	25,983,826	8,128,007	39,065,460

Reinvestment of dividends	-	6,311,410	1,936,266	4,151,519

Shares repurchased	(37,912,245)	(103,716,081)	(18,345,280)	(105,655,203)

Institutional shares

Proceeds from sale of shares	4,494,060	21,164,586	16,092,702	64,854,293

Reinvestment of dividends	-	1,705,879	2,242,049	4,846,523

Shares repurchased	(16,338,768)	(34,512,918)	(19,803,321)	(118,479,198)

Decrease in net assets from capital share transactions	(38,234,068)	(83,063,298)	(9,749,577)	(111,216,606)

Increase (decrease) in net assets	$82,286,148	$(459,375,241)	$(8,007,148)	$(185,694,369)

Net Assets

Beginning of year	658,485,842	1,117,861,083	278,425,323	464,119,692

End of period	$740,771,990	$658,485,842	$270,418,175	$278,425,323

Shares issued and redeemed

Investor shares

Shares sold	244,098	533,258	555,655	2,499,176

Shares issued through dividend reinvestment	-	145,223	132,377	274,893

Shares repurchased	(809,077)	(2,201,082)	(1,253,548)	(6,964,796)

Institutional shares

Shares sold	95,975	425,678	1,102,003	4,201,123

Shares issued through dividend reinvestment	-	39,126	153,207	320,930

Shares repurchased	(343,207)	(740,032)	(1,352,772)	(7,948,851)

Net decrease in shares outstanding

Investor shares	(564,979)	(1,522,601)	(565,516)	(4,190,727)

Institutional shares	(247,232)	(275,228)	(97,562)	(3,426,798)

Semiannual Report • 2023

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end investment management companies, and are comprised of six separate funds (each a “Fund” and, collectively, the “Funds”). The Parnassus Funds trust includes the Parnassus Mid Cap Growth Fund, which commenced operations on December 27, 1984, the Parnassus Value Equity Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005, and the Parnassus Growth Equity Fund which commenced operation on December 28, 2022. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives and investment strategies. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund. Effective May 1, 2020, the name of the Parnassus Fund changed to the Parnassus Mid Cap Growth Fund. The Parnassus Value Equity Fund was known as the Parnassus Endeavor Fund from May 1, 2014—December 29, 2022. Prior to that it was known as the Parnassus Workplace Fund.

2. Significant Accounting Policies

Each Fund operates as a separate investment company that applies the accounting and reporting guidance issued in Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies issued by the Financial Accounting Standards Board (“FASB”). The presentation of the financial statements is made using specialized accounting principles applicable to investment companies.

Organization and Offering Costs

Organization costs were expensed as incurred. Offering costs are amortized on a straight line basis over twelve months.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in-first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as broker service fees, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

3. Securities Valuations

Methods and Inputs

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. When market quotations are not readily available the Funds’ valuation designee determines the fair value in good faith. In compliance with Rule 2a-5 under the 1940 Act, the Board has designated the Funds’ investment manager as its valuation designee.

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the

Semiannual Report • 2023

Notes to Financial Statements (continued)

absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Investments in registered investment companies are valued at their net asset value.

Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services selected by the valuation designee, based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Mortgage-backed and assetbacked securities are valued as determined by the pricing services selected by the valuation designee, based on methods which include standard inputs and cashflows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information.

As noted above, investments where market quotations are not readily available are priced at their fair value, in accordance with fair value methodologies established by the valuation designee. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.05% to 4.00% with maturities of one year or less. In determining fair value, the valuation designee may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow ASC Topic 820, Fair Value Measurements and Disclosure issued by the FASB, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of the loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

The Agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the Agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continue to receive interest paid by the securities

Semiannual Report • 2023

Notes to Financial Statements (continued)

and payments equivalent to dividends, and to participate in any changes in their market value, but do not have the proxy voting rights with respect to loaned securities. The portfolio managers of the Funds have the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio managers, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset in the Portfolio of Investments (securities purchased with cash collateral from securities lending). The related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

At June 30, 2023, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under the agreement:

Parnassus Fixed Income Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	2,000,756	(2,000,756)	-
BMO Capital Markets	186,496	(186,496)	-
BNP Paribas Securities Corp.	737,606	(737,606)	-
Total	2,924,858	(2,924,858)	-

1 Collateral value of $2,982,300 has been received in connection with securities lending agreements for Parnassus Fixed Income Fund. Collateral received in excess of the value of the securities loaned from the individual counterparty is shown for financial reporting purposes in the Funds’ financial statements.

As of June 30, 2023, the contractual maturity date is overnight and continuous for the gross obligation of the corporate bond securities on loan in the Parnassus Fixed Income Fund of $2,982,300.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact, as determined by the Funds’ investment adviser. Generally, there is no secondary market on loan funds and thus loan funds are considered illiquid.

As part of our community development investment program, the Parnassus Core Equity Fund, Parnassus Value Equity Fund and Parnassus Mid Cap Growth Fund have entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured; however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

Use of Estimates

The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Semiannual Report • 2023

Notes to Financial Statements (continued)

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to those identified below. Please refer to the Funds’ current prospectus and statement of additional information for more information on the risks associated wiht investing in the Funds.

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and public health emergencies (such as the spread of infectious disease); and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Funds may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not generally subject to examination by U.S. federal taxing authorities before 2019 or state taxing authorities before 2018.

Semiannual Report • 2023

Notes to Financial Statements (continued)

Tax Matters and Distributions

At June 30, 2023, the cost of investments in securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Core Equity Fund	Parnassus Growth Equity Fund	Parnassus Value Equity Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
Cost of investment	$20,820,747,621	$16,509,876	$4,038,278,086	$5,239,801,161	$546,269,941	$286,677,106
Gross unrealized appreciation	$6,435,201,435	$3,829,680	$865,545,350	$822,953,736	$193,653,952	$935,069
Gross unrealized depreciation	$(674,565,934)	$(183,220)	$(268,696,048)	$(263,223,780)	$(9,934,356)	$(25,805,124)
Net unrealized appreciation (depreciation)	$5,760,635,501	$3,646,460	$596,849,302	$559,729,956	$183,719,596	$(24,870,055)

Net unrealized gain/loss differ for financial statement and income tax purposes primarily due to differing treatments of wash sales and return of capital distributions from REITs. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2022. Additional permanent book to tax adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the utilization of equalization and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of June 30, 2023, that is valued at fair value on a recurring basis:

Parnassus Core Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$1,298,504,762	$-	$-	$1,298,504,762

Consumer Discretionary	691,274,863	-	-	691,274,863

Consumer Staples	2,745,190,966	-	-	2,745,190,966

Financials	5,191,932,846	-	-	5,191,932,846

Health Care	3,034,064,945	-	-	3,034,064,945

Industrials	2,532,128,149	-	-	2,532,128,149

Information Technology	8,298,550,842	-	-	8,298,550,842

Materials	2,453,486,456	-	-	2,453,486,456

Real Estate	336,249,293	-	-	336,249,293

Short-Term Investments	441,102,654	-	5,389,429	446,492,083
Total	$27,022,485,776	$-	$5,389,429	$27,027,875,205

Semiannual Report • 2023

Notes to Financial Statements (continued)

Parnassus Growth Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$868,424	$-	$-	$868,424

Consumer Discretionary	3,188,906	-	-	3,188,906

Consumer Staples	756,859	-	-	756,859

Financials	1,822,913	-	-	1,822,913

Health Care	3,100,687	-	-	3,100,687

Industrials	822,050	-	-	822,050

Information Technology	8,699,748	-	-	8,699,748

Materials	664,062	-	-	664,062

Real Estate	232,687	-	-	232,687

Short-Term Investments	524,874	-	-	524,874
Total	$20,681,210	$-	$-	$20,681,210

Parnassus Value Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$381,015,435	$-	$-	$381,015,435

Consumer Discretionary	320,835,739	-	-	320,835,739

Consumer Staples	242,292,139	-	-	242,292,139

Financials	1,227,097,161	-	-	1,227,097,161

Health Care	819,126,537	-	-	819,126,537

Industrials	499,476,562	-	-	499,476,562

Information Technology	844,651,302	-	-	844,651,302

Materials	195,105,157	-	-	195,105,157

Real Estate	105,527,356	-	-	105,527,356

Short-Term Investments	40,020,204	-	1,311,910	41,332,114
Total	$4,675,147,592	$-	$1,311,910	$4,676,459,502

Parnassus Mid Cap Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$647,693,157	$-	$-	$647,693,157

Consumer Staples	379,386,454	-	-	379,386,454

Financials	427,536,213	-	-	427,536,213

Health Care	933,981,436	-	-	933,981,436

Industrials	1,605,900,670	-	-	1,605,900,670

Information Technology	993,374,573	-	-	993,374,573

Materials	456,057,624	-	-	456,057,624

Real Estate	233,968,485	-	-	233,968,485

Utilities	121,632,505	-	-	121,632,505

Short-Term Investments	35,279,364	-	1,258,515	36,537,879
Total	$5,834,810,481	$-	$1,258,515	$5,836,068,996

Semiannual Report • 2023

Notes to Financial Statements (continued)

Parnassus Mid Cap Growth Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$22,040,905	$-	$-	$22,040,905

Consumer Discretionary	99,804,680	-	-	99,804,680

Financials	36,985,456	-	-	36,985,456

Health Care	136,386,899	-	-	136,386,899

Industrials	105,346,675	-	-	105,346,675

Information Technology	249,176,592	-	-	249,176,592

Materials	53,432,096	-	-	53,432,096

Real Estate	26,816,234	-	-	26,816,234

Short-Term Investments	5,548,717	-	1,311,378	6,860,095
Total	$735,538,254	$-	$1,311,378	$736,849,632

Parnassus Fixed Income Fund

Investment Securities	Level 1	Level 2	Level 3	Total

Exchange-Traded Funds	$1,343,762	$-	$-	$1,343,762

Preferred Stocks	4,573,601	-	-	4,573,601

Corporate Bonds	-	178,436,135	-	178,436,135

Supranational Bonds	-	18,838,999	-	18,838,999

U.S. Government Agency Bonds	-	8,426,624	-	8,426,624

U.S. Government Treasury Bonds	-	50,187,930	-	50,187,930

Short-Term Investments	9,579,626	-	494,219	10,073,845
Total	$15,496,989	$255,889,688	$494,219	$271,880,896

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of June 30, 2023:

	Parnassus Core Equity Fund	Parnassus Value Equity Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans	Community Development Loans

Balance as of December 31, 2022	$5,481,925	$1,332,504	$1,287,761	$1,336,592	$483,913

Discounts/premiums amortization	(92,496)	(20,594)	(29,246)	(25,214)	10,306

Purchases	4,800,000	1,100,000	1,300,000	1,250,000	-

Sales	(4,800,000)	(1,100,000)	(1,300,000)	(1,250,000)	-
Balance as of June 30, 2023	$5,389,429	$1,311,910	$1,258,515	$1,311,378	$494,219

Semiannual Report • 2023

Notes to Financial Statements (continued)

Quantitative information about Level 3 fair value measurement:

	Fair Value at June 30, 2023	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Core Equity Fund
Certificates of Deposit	$3,651,078	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$1,738,351	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Value Equity Fund
Certificates of Deposit	$1,215,444	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$96,466	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Fund
Certificates of Deposit	$972,728	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$285,787	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Growth Fund
Certificates of Deposit	$926,137	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$385,241	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Fixed Income Fund
Certificates of Deposit	$494,219	Liquidity Discount	Discount for Lack of Marketability	4%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

The Funds’ valuation designee has adopted valuation procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. Determination of a fair value by the valuation designee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. Fair value determinations are made in good faith in accordance with the adopted valuation procedures. The valuation designee provides quarterly and annual reports to the Funds’ Trustees in connection the Trustees’ obligation to oversee the valuation designee.

Semiannual Report • 2023

Notes to Financial Statements (continued)

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2023 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Core Equity Fund	$85,758,768	$3,653,091,383	$-	$4,507,197,901
Parnassus Growth Equity Fund	-	8,853,556	-	3,255,839
Parnassus Value Equity Fund	29,348,903	505,431,488	-	621,101,733
Parnassus Mid Cap Fund	14,578,913	1,498,229,942	-	1,986,823,310
Parnassus Mid Cap Growth Fund	20,778,519	147,056,442	-	214,394,471
Parnassus Fixed Income Fund	-	61,073,153	-	76,657,557

The above includes purchases and sales of U.S. Government securities in the amount of $25,612,106 and $19,511,045, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments, LLC, the investment adviser to the Funds (the “Advisor”), is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Growth Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. For the six-month period ended June 30, 2023, Parnassus Investments has contractually agreed to limit total operating expenses to 0.84% of the net assets of the Parnassus Growth Equity Fund – Investor Shares and to 0.63% of net assets for the Parnassus Growth Equity Fund – Institutional Shares.

Parnassus Value Equity Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. For the six-month period ended June 30, 2023, Parnassus Investments has contractually agreed to limit total operating expenses to 0.88% of net assets for the Parnassus Value Equity Fund –

Investor Shares and to 0.65% of net assets for the Parnassus Value Equity Fund – Institutional Shares.

Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. For the six-month period ended June 30, 2023, Parnassus Investments has contractually agreed to limit total operating expenses to 0.96% of the net assets of the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares.

Parnassus Mid Cap Growth Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. For the six-month period ended June 30, 2023, Parnassus Investments has contractually agreed to limit total operating expenses to 0.80% of the net assets of the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of the net assets of the Parnassus Mid Cap Growth Fund – Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. For the six-month period ended June 30, 2023, Parnassus Investments has contractually agreed to limit total operating expenses to 0.82% of net assets of the Parnassus Core Equity Fund – Investor Shares and to 0.61% of net assets for the Parnassus Core Equity Fund – Institutional Shares.

Semiannual Report • 2023

Notes to Financial Statements (continued)

Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the six-month period ended June 30, 2023, Parnassus Investments has contractually agreed to limit total operating expenses to 0.58% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.39% of net assets for the Parnassus Fixed Income Fund – Institutional Shares.

The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets at the following annual rates: 0.08% of the first $500,000,000, 0.07% of the next $500,000,000 and 0.03% of the amount above $1,000,000,000. The fund administration services fee was 0.015% of average net assets under this new agreement for the six-month period ended June 30, 2023.

The Advisor has appointed Brown Brothers Harriman as a sub administrator to the Funds. Brown Brothers Harriman provides day-to-day operational services to each Fund including, but not limited to fund accounting services. The fees payable to Brown

Brothers Harriman for sub administrative services are paid by the Advisor and not the Funds. Custodian fees are paid by the Funds.

The Funds have a shareholder services agreement with Ultimus Financial Solutions under which the Funds compensate Ultimus Financial Solutions for providing transfer agent services to each of the Funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing.

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a Fund owns 5% or more of the outstanding voting securities. Additionally, as defined in the 1940 Act, a Fund “controls” an affiliated company when it has the power to exercise a controlling influence over the management or policies of the company, and a Fund is presumed to “control” an affiliated company when the Fund owns, either directly or indirectly, 25% or more of the affiliated company’s outstanding voting securities.

During the six-month period ended June 30, 2023, investments in “affiliated companies” were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain(Loss)	Net Change in Unrealized Appreciation	Value at End of Period	Number of Shares Held at End of Period	Investment Income

Parnassus Core Equity Fund

Non-Controlled Affiliates								Dividends

Ball Corp.	$526,610,161	$85,758,768	$-	$-	$74,811,938	$687,180,867	$11,805,203	$4,722,081
Total Affiliates	$526,610,161	$85,758,768	$-	$-	$74,811,938	$687,180,867	$11,805,203	$4,722,081

Parnassus Value Equity Fund

Non-Controlled Affiliates								Dividends

Ball Corp.	$91,795,277	$29,348,902	$-	$-	$12,488,925	$133,633,104	$2,295,707	$918,283
Total Affiliates	$91,795,277	$29,348,902	$-	$-	$12,488,925	$133,633,104	$2,295,707	$918,283

Parnassus Mid Cap Fund

Non-Controlled Affiliates								Dividends

Ball Corp.	$149,817,034	$14,578,912	$-	$-	$20,925,310	$185,321,256	$3,183,667	$1,273,467
Total Affiliates	$149,817,034	$14,578,912	$-	$-	$20,925,310	$185,321,256	$3,183,667	$1,273,467

Semiannual Report • 2023

Notes to Financial Statements (continued)

	Value at Beginning of Year	Purchases	Sales	Realized Gain(Loss)	Net Change in Unrealized Appreciation	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Parnassus Mid Cap Growth Fund

Non-Controlled Affiliates								Dividends

Ball Corp.	$-	$20,778,519	$-	$-	$279,705	$21,058,224	$361,763	$136,711
Total Affiliates	$-	$20,778,519	$-	$-	$279,705	$21,058,224	$361,763	$136,711

11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

Semiannual Report • 2023

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for the six-month period ended June 30, 2023 and each of the five years ended December 31 are as follows:

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income Gain(a)		Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Core Equity Fund – Investor Shares
Six-Month Period Ended June 30, 2023 (unaudited)	$46.92	$0.14		$7.16	$7.30	$(0.13)	$-	$(0.13)
2022	63.41	0.23		(11.97)	(11.74)	(0.23)	(4.52)	(4.75)
2021	53.65	0.23		14.46	14.69	(0.53)	(4.40)	(4.93)
2020	47.03	0.33		9.44	9.77	(0.31)	(2.84)	(3.15)
2019	38.99	0.36		11.45	11.81	(0.34)	(3.43)	(3.77)
2018	42.67	0.45		(0.38)	0.07	(0.44)	(3.31)	(3.75)
Parnassus Core Equity Fund – Institutional Shares
Six-Month Period Ended June 30, 2023 (unaudited)	47.03	0.19		7.19	7.38	(0.19)	-	(0.19)
2022	63.55	0.34		(12.00)	(11.66)	(0.34)	(4.52)	(4.86)
2021	53.75	0.36		14.49	14.85	(0.65)	(4.40)	(5.05)
2020	47.10	0.44		9.46	9.90	(0.41)	(2.84)	(3.25)
2019	39.05	0.46		11.47	11.93	(0.45)	(3.43)	(3.88)
2018	42.73	0.55		(0.37)	0.18	(0.55)	(3.31)	(3.86)
Parnassus Growth Equity Fund – Investor Shares
Six-Month Period Ended June 30, 2023 (unaudited)	14.95	0.02		4.25	4.27	-	-	-
For the period ended December 31, 2022(d)	15.00	-	(f)	(0.05)	(0.05)	-	-	-
Parnassus Growth Equity Fund – Institutional Shares
Six-Month Period Ended June 30, 2023 (unaudited)	14.95	0.04		4.25	4.29	-	-	-
For the period ended December 31, 2022(d)	15.00	-	(f)	(0.05)	(0.05)	-	-	-
Parnassus Value Equity Fund – Investor Shares
Six-Month Period Ended June 30, 2023 (unaudited)	45.27	0.28		1.83	2.11	-	-	-
2022	54.03	0.53		(7.99)	(7.46)	(0.54)	(0.76)	(1.30)
2021	48.31	0.69		14.08	14.77	(0.97)	(8.08)	(9.05)
2020	38.18	0.28		10.19	10.47	(0.34)	-	(0.34)
2019	28.87	0.25		9.36	9.61	(0.30)	-	(0.30)
2018	37.18	0.38		(5.13)	(4.75)	(0.52)	(3.04)	(3.56)
Parnassus Value Equity Fund – Institutional Shares
Six-Month Period Ended June 30, 2023 (unaudited)	45.36	0.33		1.84	2.17	-	-	-
2022	54.10	0.64		(8.00)	(7.36)	(0.62)	(0.76)	(1.38)
2021	48.36	0.80		14.11	14.91	(1.09)	(8.08)	(9.17)
2020	38.19	0.36		10.22	10.58	(0.41)	-	(0.41)
2019	28.89	0.34		9.36	9.70	(0.40)	-	(0.40)
2018	37.21	0.46		(5.13)	(4.67)	(0.61)	(3.04)	(3.65)

Semiannual Report • 2023

Net Asset Value End of Period	Total Overall Return		Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income Gain to Average Net Assets		Portfolio Turnover Rate

$54.09	15.58%		$12,510,204	0.83%		0.82%		0.55%		15.05%
46.92	(18.61)		11,173,977	0.85		0.82		0.42		39.63
63.41	27.55		15,405,636	0.82		0.82		0.38		25.82
53.65	21.19		11,906,386	0.84		0.84		0.69		37.15
47.03	30.69		9,998,994	0.86		0.86		0.78		36.88
38.99	(0.18)		8,172,571	0.87		0.87		1.03		31.43

54.22	15.70		14,495,412	0.62		0.61		0.76		15.05
47.03	(18.45)		12,736,208	0.62		0.61		0.64		39.63
63.55	27.81		16,869,763	0.61		0.61		0.60		25.82
53.75	21.47		11,320,933	0.62		0.62		0.91		37.15
47.10	30.96		8,660,689	0.63		0.63		1.02		36.88
39.05	0.05		6,543,658	0.63		0.63		1.24		31.43

19.22	28.65		3,372	4.05		0.84		0.27		20.83
14.95	(0.33	)(h)	227	7.83	(g)	0.84	(g)	3.52	(g)	-

19.24	28.78		17,001	1.92		0.63		0.27		20.83
14.95	(0.33	)(h)	10,573	2.30	(g)	0.63	(g)	3.11	(g)	-

47.38	4.66		3,110,017	0.93		0.88		1.20		11.56
45.27	(13.81)		3,008,001	0.92		0.88		1.11		32.36
54.03	31.12		3,768,904	0.90		0.90		1.20		37.22
48.31	27.42		2,238,344	0.94		0.94		0.75		52.77
38.18	33.29		2,737,805	0.97		0.95		0.73		57.29
28.87	(13.49)		2,758,361	0.95		0.95		1.04		70.96

47.53	4.78		1,582,923	0.72		0.65		1.43		11.56
45.36	(13.61)		1,518,273	0.72		0.65		1.35		32.36
54.10	31.37		1,654,506	0.71		0.71		1.39		37.22
48.36	27.72		1,025,590	0.73		0.71		0.96		52.77
38.19	33.57		1,104,181	0.71		0.71		0.97		57.29
28.89	(13.25)		939,280	0.72		0.72		1.25		70.96

Semiannual Report • 2023

Financial Highlights (continued)

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income Gain (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Mid Cap Fund – Investor Shares
Six-Month Period Ended June 30, 2023 (unaudited)	$33.88	$0.06	$1.46	$1.52	$-	$-	$-
2022	45.20	0.03	(9.78)	(9.75)	-	(1.57)	(1.57)
2021	40.78	(0.04)	6.66	6.62	(0.01)	(2.19)	(2.20)
2020	35.63	0.12	5.18	5.30	(0.08)	(0.07)	(0.15)
2019	28.86	0.17	8.08	8.25	(0.18)	(1.30)	(1.48)
2018	32.07	0.23	(2.32)	(2.09)	(0.22)	(0.90)	(1.12)
Parnassus Mid Cap Fund – Institutional Shares
Six-Month Period Ended June 30, 2023 (unaudited)	34.02	0.10	1.47	1.57	-	-	-
2022	45.39	0.11	(9.83)	(9.72)	(0.08)	(1.57)	(1.65)
2021	40.87	0.05	6.69	6.74	(0.03)	(2.19)	(2.22)
2020	35.68	0.20	5.20	5.40	(0.14)	(0.07)	(0.21)
2019	28.90	0.27	8.07	8.34	(0.26)	(1.30)	(1.56)
2018	32.11	0.31	(2.33)	(2.02)	(0.29)	(0.90)	(1.19)
Parnassus Mid Cap Growth Fund – Investor Shares
Six-Month Period Ended June 30, 2023 (unaudited)	42.28	(0.07)	7.96	7.89	-	-	-
2022	64.36	(0.17)	(21.39)	(21.56)	-	(0.52)	(0.52)
2021	61.44	(0.34)	6.16	5.82	(0.94)	(1.96)	(2.90)
2020	50.47	(0.02)	14.19	14.17	(0.06)	(3.14)	(3.20)
2019	40.54	0.29	11.77	12.06	(1.28)	(0.85)	(2.13)
2018	48.27	0.50	(5.01)	(4.51)	(0.54)	(2.68)	(3.22)
Parnassus Mid Cap Growth Fund – Institutional Shares
Six-Month Period Ended June 30, 2023 (unaudited)	42.42	(0.05)	8.00	7.95	-	-	-
2022	64.50	(0.11)	(21.45)	(21.56)	-	(0.52)	(0.52)
2021	61.49	(0.26)	6.17	5.91	(0.94)	(1.96)	(2.90)
2020	50.43	0.05	14.21	14.26	(0.06)	(3.14)	(3.20)
2019	40.52	0.37	11.75	12.12	(1.36)	(0.85)	(2.21)
2018	48.25	0.58	(5.02)	(4.44)	(0.61)	(2.68)	(3.29)
Parnassus Fixed Income Fund – Investor Shares
Six-Month Period Ended June 30, 2023 (unaudited)	14.40	0.23	0.08	0.31	(0.23)	-	(0.23)
2022	17.22	0.37	(2.82)	(2.45)	(0.37)	-	(0.37)
2021	18.01	0.29	(0.66)	(0.37)	(0.29)	(0.13)	(0.42)
2020	17.05	0.29	1.05	1.34	(0.28)	(0.10)	(0.38)
2019	15.92	0.37	1.15	1.52	(0.39)	-	(0.39)
2018	16.54	0.42	(0.61)	(0.19)	(0.43)	-	(0.43)

Semiannual Report • 2023

Net Asset Value End of Period	Total Overall Return	Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$35.40	$4.49	$1,670,932	$0.99	$0.96	$0.33	$25.70
33.88	(21.56)	1,974,198	0.97	0.96	0.09	47.52
45.20	16.39	3,155,696	0.96	0.96	(0.08)	34.76
40.78	14.88	2,749,355	0.98	0.98	0.34	41.00
35.63	28.75	2,381,822	1.01	0.99	0.48	28.27
28.86	(6.64)	1,752,821	1.02	0.99	0.71	31.52

35.59	4.61	4,154,624	0.76	0.75	0.56	25.70
34.02	(21.41)	4,103,007	0.76	0.75	0.30	47.52
45.39	16.63	5,518,086	0.75	0.75	0.13	34.76
40.87	15.16	4,211,267	0.76	0.75	0.58	41.00
35.68	29.02	2,692,990	0.75	0.75	0.77	28.27
28.90	(6.39)	1,073,093	0.75	0.75	0.95	31.52

50.17	18.66	581,882	0.82	0.80	(0.32)	23.93
42.28	(33.52)	514,193	0.80	0.80	(0.36)	58.11
64.36	9.37	880,724	0.80	0.80	(0.52)	28.73
61.44	28.61	860,120	0.83	0.83	(0.05)	82.46
50.47	29.82	803,731	0.84	0.84	0.60	43.61
40.54	(9.73)	685,715	0.85	0.85	1.06	47.26

50.37	18.74	158,890	0.71	0.68	(0.20)	23.93
42.42	(33.45)	144,292	0.70	0.68	(0.24)	58.11
64.50	9.50	237,137	0.68	0.68	(0.40)	28.73
61.49	28.81	218,962	0.68	0.68	0.09	82.46
50.43	29.98	182,443	0.68	0.68	0.76	43.61
40.52	(9.57)	154,445	0.69	0.69	1.21	47.26

14.48	2.13	124,954	0.82	0.58	3.14	22.61
14.40	(14.29)	132,391	0.82	0.68	2.42	58.67
17.22	(2.09)	230,471	0.76	0.68	1.64	31.29
18.01	7.91	233,496	0.74	0.68	1.61	37.77
17.05	9.63	160,158	0.87	0.68	2.22	53.98
15.92	(1.12)	157,213	0.86	0.68	2.64	46.43

Semiannual Report • 2023

Financial Highlights (continued)

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income Gain(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Fixed Income Fund – Institutional Shares
Six-Month Period Ended June 30, 2023 (unaudited)	$14.40	$0.24	$0.08	$0.32	$(0.24)	$-	$(0.24)
2022	17.22	0.40	(2.81)	(2.41)	(0.40)	(0.01)	(0.41)
2021	18.01	0.33	(0.67)	(0.34)	(0.32)	(0.13)	(0.45)
2020	17.04	0.33	1.06	1.39	(0.32)	(0.10)	(0.42)
2019	15.92	0.41	1.14	1.55	(0.43)	-	(0.43)
2018	16.54	0.46	(0.61)	(0.15)	(0.47)	-	(0.47)

Semiannual Report • 2023

Net Asset Value End of Period	Total Overall Return	Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)	Ratio of Net Investment Income Gain to Average Net Assets	Portfolio Turnover Rate

14.49	2.29	145,464	0.61	0.39	3.33	22.61
14.40	(14.10)	146,034	0.59	0.45	2.66	58.67
17.22	(1.90)	233,649	0.56	0.45	1.88	31.29
18.01	8.19	163,671	0.55	0.45	1.81	37.77
17.04	9.82	69,923	0.45	0.45	2.44	53.98
15.92	(0.89)	58,293	0.45	0.45	2.90	46.43

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.82% for the Parnassus Core Equity Fund – Investor Shares, 0.84% for the Parnassus Growth Equity Fund – Investor Shares, 0.88% for the Parnassus Value Equity Fund – Investor Shares, 0.96% for the Parnassus Mid Cap Fund – Investor Shares, 0.80% for the Parnassus Mid Cap Growth Fund – Investor Shares and 0.58% for the Parnassus Fixed Income Fund – Investor Shares.

(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.61% for the Parnassus Core Equity Fund – Institutional Shares, 0.63% for the Parnassus Growth Equity Fund – Institutional Shares, 0.65% for the Parnassus Value Equity Fund – Institutional Shares, 0.75% for the Parnassus Mid Cap Fund – Institutional Shares, 0.68% for the Parnassus Mid Cap Growth Fund – Institutional Shares and 0.39% for the Parnassus Fixed Income Fund – Institutional Shares.

(d) The Parnassus Growth Value Fund commenced operations on December 28, 2022, and the period shown is from December 28, 2022 through December 31, 2022.

(f) Amount less than $0.01.

(g) Annualized.

(h) Total return is not annualized for periods less than one year.

Semiannual Report • 2023

Additional Information (unaudited)

Board of Trustees Consideration of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the members thereof referred to herein as the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”) meet to review and consider the continuation of the investment advisory agreements for the Parnassus Core Equity Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund (each a “Fund” and, collectively, the “Funds”). (The Parnassus Growth Equity Fund is newly formed and its investment advisory agreement was approved in December 2022.) In this regard, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), met on March 9, 2023 and March 28, 2023 to review and evaluate the continuation of the investment advisory agreements with Parnassus Investments, LLC (“Parnassus Investments” or the “Adviser”), and all of the Trustees, including the Independent Trustees, met on March 29, 2023 to review and evaluate the continuation of the investment advisory agreements. The Trustees, including the Independent Trustees, were provided with relevant information by the Adviser, as described below, and the Independent Trustees were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately in executive session on March 9, 2023 and March 28, 2023. In addition, the Trustees considered matters bearing on the management of the Funds and other arrangements at regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Adviser.

Prior to approving the continuation of the investment advisory agreements, the Trustees, including the Independent Trustees, considered:

•

The nature and quality of the investment advisory services provided by the Adviser, including the Adviser’s organization and operations, financial condition and stability and ownership structure; and the terms of the investment advisory agreements and how the services performed by the Adviser under the investment advisory agreements differ from those performed for other accounts.

•	A comparison of the fees and expenses of the Funds to other similar funds, including a comparison of the Funds’ total expenses and the total expense ratios.

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the Funds, and whether existing breakpoints are appropriate.

•	The costs and profitability of the Funds to the Adviser.

•	The independence, expertise, care, and conscientiousness of the Board of Trustees.

•	Short-term and long-term investment performance of the Funds.

•	The other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee).

The material considerations and determinations of the Trustees, including all of the Independent Trustees, are as follows:

Nature and Quality of Investment Advisory Services

The Trustees noted that Parnassus Investments supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities and the monitoring of the environmental, social and governance (ESG) aspects of the Funds. The Trustees then discussed with management the nature of the investment process employed by Parnassus Investments, including the interplay of the ESG research in the process of selecting investments. They determined that, as the Adviser’s processes are team-based and research intensive, it is important to have sufficient knowledgeable personnel to effectively manage the Funds.

This led to a discussion with the Adviser on the personnel and other resources at Parnassus

Semiannual Report • 2023

Additional Information (unaudited) (continued)

Board of Trustees Consideration of Investment Advisory Agreements (continued)

Investments, including the experience of senior management; the qualifications, tenure, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds; the qualifications of research analysts; and the personnel that manage the ESG aspect of the Funds. Based on this discussion, the Trustees concluded that Parnassus Investments is well staffed to conduct the research needed to meet the investment objectives of the Funds, as Parnassus Investments regularly reviews its staffing levels and has regularly added staff and resources to ensure the Funds are properly serviced.

In considering the nature, extent and quality of the services provided by Parnassus Investments, the Trustees reviewed written and oral reports and written responses prepared by Parnassus Investments describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Parnassus Investments to the Funds. The Trustees also considered a written report prepared by Broadridge, an independent provider of investment company data, comparing aspects of the portfolio management services provided by Parnassus Investments to similar services provided to a universe of comparable mutual funds (the “Universe”). The Trustees also considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by Parnassus Investments, and the overall reputation and capabilities of Parnassus Investments. Based on this review, the Trustees believe that Parnassus Investments provides high quality services to the Funds, as the Funds generally compare favorably to the Universe and have generally performed well.

The Independent Trustees evaluated the ability of Parnassus Investments, based on its financial condition, resources, reputation and other attributes to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. They concluded that Parnassus Investments is a well-respected firm that is able to attract qualified professionals. The Independent Trustees further considered the compliance programs and compliance records of Parnassus Investments, noting that the Funds have a robust compliance program, and that

Parnassus Investments regularly uses its own resources to help enhance the Funds compliance program. In addition, the Independent Trustees took into account the administrative services provided to the Funds by Parnassus Investments, noting that the Funds’ filings are timely filed and that board materials are provided well in advance of meetings.

Overall, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Parnassus Investments, and that the nature and extent of the services provided by Parnassus Investments are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Trustees then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Funds. They also reviewed reports comparing each Fund’s expense ratio to that of the applicable Universe and concluded overall that each Fund’s expense ratio was within the range of its respective Universe. The Trustees also reviewed reports comparing the advisory fees paid by each Fund to that of the applicable Universe and concluded overall that the advisory fee paid by each Fund was within the range of its respective Universe.

As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used by Parnassus Investments to determine the mutual funds that make up the Universes for purposes of the 15(c) Materials. Overall, the Trustees concluded that the Funds’ fees are reasonable in relation to the nature and quality of the services provided, and are reasonable when compared to the applicable Universe.

Comparison of Fee Structures of Other Accounts

The Trustees then inquired of management regarding the distinction between the services performed by Parnassus Investments for institutional separate accounts and those performed by Parnassus Investments for the Funds. Parnassus Investments noted that the management of the Funds involves more comprehensive and substantive duties than the

Semiannual Report • 2023

Additional Information (unaudited) (continued)

Board of Trustees Consideration of Investment Advisory Agreements (continued)

management of institutional separate accounts. Specifically, Parnassus Investments noted the following:

•	Parnassus Investments provides tailored investment advisory services to the Funds in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•

With regard to the Funds, Parnassus Investments attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

•	Parnassus Investments maintains a robust shareholder communication effort for the Funds to reach shareholders through direct contact, through intermediaries, or via the financial press.

•

Parnassus Investments coordinates with the Funds’ Chief Compliance Officer and other service providers to ensure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

•	Separate accounts do not require the same level of services and oversight, nor do they present the same compliance risk.

The Trustees concluded that the services performed by Parnassus Investments for the Funds require a higher level of service and oversight than the services performed by Parnassus Investments for institutional separate accounts, and that the services performed by Parnassus Investments for the Funds present a higher level of compliance and litigation risk to Parnassus Investments. Based on this determination, the Trustees believe that the differential in advisory fees between the Funds and the institutional separate accounts are reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to Parnassus Investments’ other clients are reasonable.

In addition to the above, the Trustees discussed with management the fact that increasingly investors in the Funds invest through brokerage platforms (intermediaries), with fewer investors going directly to the Funds’ transfer agent. The Trustees noted that in connection with the intermediaries, Parnassus Investments absorbs all costs in excess of the fees paid by the Funds for sub-transfer agent services performed by the intermediaries. As a result, the cost of obtaining, retaining and servicing shareholders for the Funds is significantly higher than the costs for separately managed accounts. The Trustees concluded that the payment of the intermediary service fees by Parnassus Investments further justifies the differential in advisory fees between the Funds and the institutional separate accounts.

Economies of Scale

The Trustees noted that the investment advisory fee for each Fund contains a number of breakpoints in an effort to reflect economies of scale that might be realized as each Fund grows. The Independent Trustees also noted that actual or potential economies of scale will be reasonably shared with the Fund shareholders through these breakpoints, fee waivers and expense reimbursement arrangements applicable to the Funds. The Trustees concluded that the current fees and breakpoints were appropriate. They also concluded that the Adviser’s ongoing and significant investments into the Funds’ portfolio management, research and ESG teams result in a sharing of economies of scale that benefits the Funds and their shareholders.

Costs and Profitability

The Trustees reviewed a report of the costs of services provided, and the profits realized, by Parnassus Investments from its relationship with each Fund, and concluded, on a Fund-by-Fund basis, that such profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. The Trustees also considered the impact of the intermediary service fees on the profitability of Parnassus Investments, and the resources and revenues that Parnassus Investments has put into managing and distributing the Funds, and concluded that this further supported the conclusion that the level of profitability realized by Parnassus Investments from its provision of services to the Funds is reasonable.

Performance

The Trustees compared the performance of each of the Funds to benchmark indices over various periods of time ended December 31, 2023 and to the Universe of comparable mutual funds as determined by Broadridge. They noted, on a comparative basis, that the performance of the Parnassus Core Equity Fund over the 5- year, and the performance of the Parnassus

Semiannual Report • 2023

Additional Information (unaudited) (continued)

Board of Trustees Consideration of Investment Advisory Agreements (continued)

Value Equity Fund over 5 and 10 years have outperformed their benchmark, while the Parnassus Mid Cap Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund over 1, 5 and 10 years underperformed their benchmark. The Trustees also reviewed how each Fund’s performance compared to its comparable mutual funds in the Universe and determined that each Fund’s performance has been within a reasonable range of its comparable mutual funds in the Universe.

The Trustees discussed how the Funds’ performance compares when the ESG component is factored into the analysis, and determined that the Funds’ performance is good. Based on the Trustees’ review of the Funds’ comparative performance, the Trustees concluded that the overall performance of the Funds warranted the continuation of the investment advisory agreements.

The Trustees noted that at each quarterly meeting, the Trustees review reports comparing the investment performance of the Funds to various indices. Based on the information provided at this meeting and the information and quarterly discussions regarding the Funds’ investment performance, the Trustees believe that Parnassus Investments manages the Funds in a manner that is materially consistent with their stated investment objective and style. The Trustees concluded that the Funds’ investment performance had generally been good, particularly when factoring in the ESG component, and that they have confidence in the investment personnel of Parnassus Investments managing the Funds.

Fall-Out Benefits

The Trustees then considered other benefits to Parnassus Investments from serving as adviser to the Funds (in addition to the advisory fee). The Trustees noted that Parnassus Investments derives ancillary benefits from its association with the Funds in the form of proprietary and third-party research products and services received from broker dealers that execute portfolio trades for the Funds. The Trustees determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process. The Trustees concluded that the other benefits realized by Parnassus Investments from its relationship with the Funds were reasonable.

Conclusion

After reviewing the 15(c) Materials, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by Parnassus Investments, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Trustees, the Trustees, including all of the Independent Trustees, approved the continuation of the investment advisory agreements.

The Trustees noted that all of the factors above were considered by the Board as a whole, and separately by the Independent Trustees meeting in executive sessions. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the investment advisory agreements.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Securities and Exchange Commission’s web site at http://www.sec.gov. The Funds publish their entire portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). This information is available to anyone who visits the website and is updated on or about ten business days following the end of each month. Holdings information will remain on the website until updated for the subsequent time period.

Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole. A beta over 1.00 suggests that the share price will typically be more volatile than the market. Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. Investment Grade refers to the quality of an issuer’s credit. The term usually refers to bonds rated BBB or higher by an independent rating agency. A rating below BBB is considered to be noninvestment grade. The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield. Price/Book (P/B) Ratio is the ratio of a stock’s latest closing price divided by its book value per share. Price/Earnings (P/E) Ratio is a ratio of a stock’s current price to its per-share earnings over the past 12 months (or “trailing” 12 months); whereas, a Forward Price/Earnings (PE) Ratio is calculated using forecasted earnings. Return on invested capital (ROIC) is a ratio that measures the profitability and value-creation potential of companies relative to the amount of capital invested.

Forward Earnings is an estimate of a company’s earnings for upcoming periods, usually the completion of the current fiscal year and often the following fiscal year.

The Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Bloomberg U.S. Aggregate Bond Index, and the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500 Index) are widely recognized indices of common stock prices. Index performance includes the reinvestment of dividends and capital gains. An index reflects no deductions for fees, expenses, or taxes. An investor cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios and higher expected earnings growth rates.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Index is a market capitalization-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 30% of the total market capitalization of the Russell 1000 Index.

The Russell Midcap Growth Index measures the performance of the midcap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to book ratios and higher forecasted growth values.

The Bloomberg Economic Surprise Index is a surprise index summarizes recent economic data surprises and measures deviation from consensus expectations. This index measures whether incoming economic data is stronger or weaker than consensus views of the economists surveyed.

The Bloomberg U.S. Aggregate Bond Index is a broad-based, widely recognized index of fixed income security prices.

The S&P 500 Index is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Parnassus Investments. Copyright © 2021 by S&P Dow Jones Indices LLC, a subsidiary of McGraw-Hill Financial, Inc., and/or its affiliates. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Earnings growth is not representative of the fund’s future performance.

Mutual fund investing involves risk, and loss of principal is possible. The Fund’s share price may change daily based on the value of its security holdings. Stock markets can be volatile, and stock values fluctuate in response to the asset levels of individual companies and in response to general U.S. and international market and economic conditions. In addition to large cap companies, the Fund may invest in small and/or mid cap companies, which can be more volatile than large cap firms. Security holdings in the fund can vary significantly from broad market indexes.

Parnassus Fixed Income Fund: Bond prices are inversely related to interest rates. As interest rates drop, bond prices will increase, and as interest rates go up, the price of bonds will decrease. A security’s value may also be affected by the possibility that issuers of debt obligations will not pay the Fund interest or principal, or that their credit rating may be downgraded by a ratings agency. In addition, up to 20% of the Fund’s total net assets may be invested in convertible securities, which may not have an investment-grade rating. This would make them riskier than securities with an investment-grade rating.

Parnassus Growth Equity Fund and Parnassus Mid Cap Growth Fund: The adviser may be wrong in its assessment of a company’s potential for growth, and the growth stocks the fund holds may not grow as the advisor anticipates. In addition, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Parnassus Mid Cap and Parnassus Mid Cap Growth Funds: The Fund invests in small and/or mid cap growth companies, which are generally riskier than larger companies, and the Fund’s share price may be more volatile than funds that invest in larger companies.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE GUIDELINES: The Fund evaluates financially material ESG factors as part of the investment decision-making process, considering a range of impacts they may have on future revenues, expenses, assets, liabilities and overall risk. The Fund also utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency. Active ownership strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy. There is no guarantee that the ESG strategy will be successful.

Investment Adviser

Parnassus Investments, LLC

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com

If you do not hold your account directly with Parnassus, please contact the firm that holds your account to inquire about electronic delivery.

1 Market Street, Suite 1600 San Francisco, CA 94105^(800) 999-3505^www.parnassus.com

Item 2: Code of Ethics

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3: Audit Committee Financial Expert

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4: Principal Accountant Fees and Services

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics – Not applicable for semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 4, 2023	By: /s/ Benjamin E. Allen
Benjamin E. Allen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 4, 2023

By: /s/ Benjamin E. Allen
Benjamin E. Allen
President

Date: August 4, 2023

By: /s/ Marc C. Mahon
Marc C. Mahon
Principal Financial Officer